UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

WARNER CHILCOTT LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Securities and Exchange Commission 1913 (03-04)

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

April 25, 2007

Dear Shareholder:

You are cordially invited to attend Warner Chilcott Limited’s Annual General Meeting of Shareholders (the “Annual Meeting”) for the year ended December 31, 2006. The meeting will be held on Thursday, May 24, 2007, at 11:00 a.m. (local time) at Grotto Bay Beach Resort, 11 Blue Hole Hill, Bailey’s Bay, CR04, Bermuda.

Details of the business to be conducted at the meeting are given in the attached Notice of Annual General Meeting of Shareholders and the attached Proxy Statement.

Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted at the meeting. After reading the enclosed Notice and Proxy Statement, please submit your proxy or voting instructions by following the instructions on the enclosed proxy card. If you attend the Annual Meeting in person, you may revoke your proxy and vote your shares in person.

Only shareholders and persons holding proxies from shareholders may attend the Annual Meeting. If you are planning to attend the meeting in person, because of security procedures, you will need to register in advance to gain admission to the meeting. You can register by checking the appropriate box on the enclosed proxy card. All shareholders of record on March 30, 2007 are invited to attend the meeting. No ticket is required for admission.

In addition to registering in advance, you will be required to present valid government-issued photo identification (e.g., driver’s license or passport) to enter the meeting. If your shares are registered in your name, you should bring a form of photo identification to the meeting. If your shares are held in the name of a broker, dealer, bank, trustee or other nominee (“street name”), you will need to bring a proxy or letter from that broker, dealer, bank, trustee or other nominee that confirms that you are the beneficial owner of those shares, together with a form of photo identification.

I look forward to greeting those of you who are able to attend.

Sincerely,

Roger M. Boissonneault

Chief Executive Officer, President and Director

YOUR VOTE IS IMPORTANT

In order to ensure your representation at the meeting, please complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed postage-paid return-addressed envelope (to which no postage need be affixed if mailed in the United States). You need to vote in accordance with the instructions listed on the proxy card. If shares are held in a bank or brokerage account, you may be eligible to vote electronically or by telephone. Please refer to the enclosed proxy card for voting instructions.

Warner Chilcott Limited

Canon’s Court, 22 Victoria Street

Hamilton HM 12, Bermuda

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 24, 2007

The Annual General Meeting of Shareholders (the “Annual Meeting”) of Warner Chilcott Limited (the “Company”) will be held on Thursday, May 24, 2007 at 11:00 a.m. (local time). The meeting will take place at Grotto Bay Beach Resort, 11 Blue Hole Hill, Bailey’s Bay, CR04, Bermuda.

The purposes of the meeting are:

1.	To receive the audited consolidated financial statements for the year ended December 31, 2006.

2.	To elect three Class I Directors to serve on the Board of Directors until the Annual General Meeting in 2010 or until their successors are duly elected and qualified;

3.	To approve the appointment of the firm of PricewaterhouseCoopers LLP as independent auditors of the Company for the year ending December 31, 2007 and to authorize the Board of Directors to determine the auditors’ remuneration; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual General Meeting of Shareholders. None of the proposals requires the approval of any other proposal to become effective. The close of business on March 30, 2007 is the record date for determining shareholders entitled to vote at the Annual Meeting. Only holders of the Company’s Class A common stock, par value $0.01 per share (the “Class A common shares”) as of the record date are entitled to notice of and to vote on some or all of the matters listed in this Notice of Annual General Meeting of Shareholders. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the Company’s registered offices at 22 Victoria Street, Canon’s Court, Hamilton HM 12, Bermuda.

Whether or not you plan to attend the Annual Meeting in person, please sign and date the enclosed proxy and return it promptly in the enclosed postage-paid return-addressed reply envelope. Holders of record must vote by completing the enclosed proxy card. If shares are held in a bank or brokerage account, you may be eligible to vote electronically or by telephone. You need to vote in accordance with the instructions listed on the proxy card. Please refer to the enclosed proxy card for voting instructions. You may revoke a previously delivered proxy at any time prior to the meeting. Any shareholder of record who is present at the meeting may vote in person instead of by proxy, thereby canceling any previous proxy. You may not appoint more than three persons to act as your proxy at the meeting.

Please note that, if you plan to attend the Annual Meeting in person, you will need to register in advance to be admitted. You can register in advance by checking the appropriate box on your proxy card. The Annual Meeting will start promptly at 11:00 a.m. (local time).

In addition to registering in advance, you will be required to present valid government-issued photo identification (e.g., driver’s license or passport) to enter the Annual Meeting. If your shares are registered in your name, you should bring a form of photo identification to the Annual Meeting. If your shares are held in the name of a broker, dealer, bank, trustee or other nominee (“street name”), you will need to bring a proxy or letter from that broker, dealer, bank, trustee or other nominee that confirms that you are the beneficial owner of those shares, together with a valid form of photo identification. Shareholders of record will be verified against an official list. The Company reserves the right to deny admittance to anyone who cannot adequately show proof of share ownership as of March 30, 2007.

BY ORDER OF THE BOARD OF DIRECTORS

Izumi Hara

Senior Vice President, General Counsel and Corporate Secretary

Hamilton, Bermuda

April 25, 2007

WARNER CHILCOTT LIMITED

WARNER CHILCOTT LIMITED

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

ANNUAL MEETING MATTERS

These proxy materials are provided in connection with the solicitation of proxies by the Board of Directors of Warner Chilcott Limited (the “Company”), a Bermuda exempted company, for the Company’s year ended December 31, 2006 Annual General Meeting of Shareholders (the “Annual Meeting”) to be held at 11:00 a.m. (local time) on Thursday, May 24, 2007, at Grotto Bay Beach Resort, 11 Blue Hole Hill, Bailey’s Bay, CR04, Bermuda.

GENERAL INFORMATION ABOUT VOTING

General

This Proxy Statement has information about the Annual Meeting and was prepared by our management for our Board of Directors. This Proxy Statement is being mailed through the United States postal service to shareholders on or around April 25, 2007.

Purpose of the meeting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders. Each proposal is described in more detail in this Proxy Statement.

Who can vote?

Our Class A common shares are listed on the NASDAQ Global Market under the symbol “WCRX.” The outstanding shares of the Company at March 30, 2007 consisted of 250,566,231 Class A common shares. Each shareholder of record at the close of business on March 30, 2007 is entitled to receive notice of the Annual Meeting. If our records show that you owned the shares on the record date March 30, 2007, you are entitled to one (1) vote for each Class A common share you hold.

How do I vote if my shares are held in “street name”?

If your shares are held in the name of your broker, dealer, bank, trustee or other nominee, that party should give you instructions for voting your shares. If shares are held in a bank or brokerage account, you may be eligible to vote electronically or by telephone. Please refer to the enclosed proxy card for voting instructions. The instructions set forth below apply to record holders only and not those whose shares are held in the name of a nominee.

How do I vote by proxy if I am a registered holder?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed postage-paid return-addressed envelope. The proxy holders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxy holders will vote for you on that proposal. Unless you instruct otherwise, the proxy holders will vote in the manner set forth below:

1.	FOR the election of all director nominees listed in Proposal No. 1;

2.	FOR the approval of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2007 and that the Board of Directors determine the auditors’ remuneration as described in Proposal No. 2; and

3.	In the manner that the proxy holders deem appropriate for any other proposal to be considered at the Annual Meeting.

The proxy holders for the shareholders are Roger M. Boissonneault, Izumi Hara and Paul Herendeen. A shareholder wishing to name another person as his or her proxy holder may do so by crossing out the names of the designated proxy holders and inserting the name of such other person to act as his or her proxy. In that case, it will be necessary for the shareholder to sign the proxy card and deliver it to the person named as his or her proxy holder and for the person so named to be present to vote at the Annual Meeting. Proxy cards so marked should not be mailed to us.

How do I vote at the Annual Meeting?

If you are a registered shareholder and you wish to vote at the Annual Meeting, written ballots will be available at the meeting. If your shares are held in “street name” or in the name of another nominee or holder of record and you decide to attend and vote at the Annual Meeting you will need to obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. If you vote by proxy and also attend the Annual Meeting, there is no need to vote again at the Annual Meeting unless you wish to change your vote.

On what matters may I vote?

1.	To elect three Class I Directors to serve on the Board of Directors until the Annual General Meeting in 2010 or until their successors are duly elected and qualified;

2.	To approve the appointment of the firm of PricewaterhouseCoopers LLP as independent auditors of the Company for the year ending December 31, 2007 and to authorize the Board of Directors to determine the auditors’ remuneration; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends a vote FOR the election of each of the nominees of the Board of Directors (Proposal No. 1) and FOR the approval of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the year ending December 31, 2007 and the authorization of the Board of Directors to determine the auditors’ remuneration (Proposal No. 2).

What if other matters come up at the Annual Meeting?

The matters described in this Proxy Statement are the only matters we know will be voted at the Annual Meeting. If other matters are properly presented at the Annual Meeting, the proxy holders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

Yes. At any time before the vote on a proposal, you can change your vote either by giving our Corporate Secretary a written notice revoking your proxy card, by personally appearing at the Annual Meeting or by signing, dating and returning to us a new proxy card. We will honor the proxy card with the latest date. However, no revocation will be effective unless we receive notice of such revocation at or prior to the Annual Meeting. For those shareholders who submit a proxy electronically or by telephone, the date on which the proxy is submitted in accordance with the instructions listed on the proxy card is the date of the proxy.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

How many votes must be present to hold the meeting?

A majority of the outstanding shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum. Class A common shares represented in person or by proxy, including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval, will be counted for purposes of determining whether a quorum is present.

How are votes counted?

We will hold the Annual Meeting if holders of a majority of the Class A common shares entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card. If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares, these shares will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. However, abstentions or broker non-votes are not counted in the tally of votes FOR or AGAINST a proposal. A WITHHELD vote is the same as an abstention.

What is a “quorum”?

A “quorum” is a majority of Class A common shares outstanding on the record date. A quorum must be present either in person or represented by proxy for the Annual Meeting to be held. If a quorum is not present at the Annual Meeting, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

Are there any shareholders who own a majority of the Company’s Class A common shares?

As of March 30, 2007, affiliates of Bain Capital, LLC, DLJ Merchant Banking, J.P. Morgan Partners, LLC and Thomas H. Lee Partners (the “Sponsors”) collectively own approximately 61% of the outstanding Class A common shares. The Sponsors have advised the Company that they intend to be represented at the Annual Meeting either in person or by proxy to vote their shares in favor of the nominees named in this Proxy Statement for election to the Board of Directors and in favor of approval of the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors. Therefore, a quorum at the meeting is assured and a vote FOR the proposals is assured.

Can I change my mind after I vote?

If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	signing another proxy card with a later date and returning it to the Company prior to the meeting;

•	giving written notice to the Corporate Secretary of the Company; or

•	attending the Annual Meeting and voting in person.

If you hold your shares in street name, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual Meeting if you obtain legal proxy.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with brokers or American Stock Transfer & Trust Company, the Company’s transfer agent (the “Transfer Agent”). Please vote all of these shares. The Company encourages you to have all your shares registered in the same name and address. You may do this by contacting your broker or the Transfer Agent. The Transfer Agent may be reached at 1-800-937-5449.

Will my shares be voted if I do not provide my proxy?

Your shares may be voted if they are held in “street name”, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under NASDAQ rules to vote shares for which their customers do not provide voting instructions on certain “routine” matters.

The election of directors and the proposal to approve the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for the year ending December 31, 2007 and authorization of the Board of Directors to determine the auditors’ remuneration are considered routine matters for which brokerage firms may vote unvoted shares. There are no other proposals to be voted on at the Annual Meeting.

May shareholders ask questions?

Yes. Representatives of the Company will answer shareholders’ questions of general interest following the formal agenda of the meeting. In order to give a greater number of shareholders an opportunity to ask questions, individuals or groups will be allowed to ask only one question and no repetitive or follow-up questions will be permitted.

What vote is required to approve each proposal?

The nominees for director receiving the highest number of votes cast in person or by proxy at the Annual Meeting will be elected. If you mark your proxy to withhold your vote for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee. The approval of the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for the year ending December 31, 2007 requires the affirmative vote of a majority of the votes cast at the Annual Meeting in order to be approved.

Shares that abstain from voting as to a particular matter, and shares held in street name by brokers or nominees that indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and “broker non-votes” will not be included in vote totals and will not affect the outcome of the voting for either proposal.

Will any other matters be voted on at the Annual Meeting?

As of the date of this Proxy Statement, the Company’s management knows of no other matter that will be presented for consideration at the meeting other than those matters discussed in this proxy statement. If any other matters properly come before the meeting and call for a vote of shareholders, validly executed proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors, or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

Who is making and paying for this proxy solicitation?

This proxy is solicited on behalf of the Board of Directors. The Company will pay the cost of distributing this Proxy Statement and related materials. Our officers may solicit proxies by mail or telephone. Upon request, we will reimburse brokers, dealers, banks, trustees or other nominees, for reasonable expenses they incur in forwarding proxy material to beneficial owners of shares of the Class A common shares. The Company may, if appropriate, retain an independent proxy solicitation firm to assist the Company in soliciting proxies. A few of the Company’s officers and employees may participate in the solicitation of proxies without additional compensation.

PRESENTATION OF FINANCIAL STATEMENTS

In accordance with Section 84 of the Companies Act 1981 of Bermuda, the audited consolidated financial statements of the Company for the year ended December 31, 2006 will be presented at the Annual Meeting. These statements have been approved by the Board of Directors of the Company. There is no requirement under Bermuda law that such statements be approved by shareholders, and no such approval will be sought at the Annual Meeting.

The audited consolidated financial statements of the Company for the year ended December 31, 2006 have been provided to shareholders by inclusion in the Company’s Annual Report on Form 10-K mailed with this Notice of Annual General Meeting of Shareholders. The Company’s Annual Report on Form 10-K is also available on our website at www.warnerchilcott.com.

PROPOSALS YOU MAY VOTE ON

PROPOSAL NO. 1:

ELECTION OF CLASS I DIRECTORS

The full Board of Directors consists of ten Directors. The Board is divided into three classes, with Class I and II each having three Directors and Class III having four Directors. The Directors in each class serve a three-year term. The terms of each class expire at successive annual meetings so that the shareholders elect one class of Directors at each annual meeting.

The current composition of the Board of Directors is:

Director	Age	Director since
Class I Directors (term expiring at this Annual Meeting)
John P. Connaughton	41	2004
Stephen P. Murray	44	2004
Steven C. Rattner	47	2005

Class II Directors (serving until the 2008 Annual Meeting)
Todd M. Abbrecht	38	2004
David F. Burgstahler	38	2004
Stephen G. Pagliuca	52	2005

Class III Directors (serving until the 2009 Annual Meeting)
Roger M. Boissonneault	58	2005
James G. Andress	68	2006
John A. King, Ph.D	57	2005
James H. Bloem	56	2006

The election of three Class I Directors will take place at the Annual Meeting. At its meeting on March 1, 2007, the Board of Directors approved the recommendation of the Nominating and Corporate Governance Committee that the three Class I Directors be elected for a three-year term.

If elected, each of the three Class I Director nominees will serve on the Board of Directors until the Annual Meeting in 2010, or until their successors are duly elected and qualified in accordance with the Company’s Bye-laws. If any of the three nominees should become unable to accept election, the persons named on the proxy card as proxies may vote for other person(s) selected by the Board of Directors or the named proxies. For more information about each director, please see “Information about Directors.” The Company expects each nominee for election as a director at the Annual Meeting to be able to accept such nomination.

For more information regarding the independence of our directors, please see “Board of Directors and Governance—Independence.”

Vote Required for Approval

A plurality of the votes duly cast by the holders of Class A common shares is required for the election of directors. The three nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected to the Board of Directors to serve until the Annual General Meeting of Shareholders in 2010 or until their successors have been elected and qualified.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF

EACH OF THE DIRECTOR NOMINEES SET FORTH ABOVE

PROPOSAL NO. 2:

APPROVAL OF APPOINTMENT OF INDEPENDENT

AUDITORS AND AUDITORS’ REMUNERATION

The Audit Committee has selected PricewaterhouseCoopers LLP as independent auditors of the Company to audit its consolidated financial statements for the year ending December 31, 2007 and the Board of Directors ask that the shareholders approve such appointment and authorize the Board of Directors to determine the auditors’ remuneration. Before selecting PricewaterhouseCoopers LLP, the Audit Committee considered the firm’s qualifications as independent auditors and concluded that based on its prior performance and its reputation for integrity and competence, it was qualified. The Audit Committee also considered whether any non-audit services performed for the Company by PricewaterhouseCoopers LLP would impair PricewaterhouseCoopers LLP’s independence and concluded that it would not.

All services to be rendered by our independent auditors are subject to pre-approval and review by the Audit Committee.

PricewaterhouseCoopers LLP has audited the Company’s financial statements since the Company began operations on January 5, 2005.

Vote Required for Approval

While the Audit Committee is responsible for the appointment, remuneration, retention and oversight of the independent auditors, the Audit Committee and our Board of Directors are requesting, that the shareholders approve the appointment of PricewaterhouseCoopers LLP as our independent auditors and that the Board of Directors determine the auditors’ remuneration.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

“FOR” THE APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS

OUR INDEPENDENT AUDITORS AND THAT

THE BOARD OF DIRECTORS

DETERMINE THE AUDITORS’ REMUNERATION

INFORMATION ABOUT DIRECTORS

The following table sets forth the names, ages and positions of our directors as of March 31, 2007. Their respective backgrounds are described following the table:

Name	Age	Position with Company
Roger M. Boissonneault	58	Chief Executive Officer, President and Director
Todd M. Abbrecht (1)(2)(3)	38	Director
James G. Andress (1)	68	Director
James H. Bloem (1)	56	Director
David F. Burgstahler (2)(3)	38	Director
John P. Connaughton (2)(3)	41	Director
John A. King, Ph.D.	57	Director
Stephen P. Murray (2)(3)	44	Director
Stephen G. Pagliuca	52	Director
Steven C. Rattner	47	Director

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.

The directors of Warner Chilcott Limited, their positions and their ages as of March 31, 2007, are as listed. Messrs. Burgstahler and Murray were each elected on October 26, 2004, Messrs. Abbrecht and Connaughton were each elected on November 8, 2004, Mr. King was elected on June 20, 2005, Messrs. Pagliuca and Rattner were each elected on August 11, 2005 and Mr. Boissonneault was elected as a director on January 18, 2005. Mr. Andress was appointed as a director by the Board of Directors on August 16, 2006 following the resignation of Mr. Benjamin Edmands on August 15, 2006 and Mr. Bloem was appointed as a director by the Board of Directors on December 8, 2006 following the resignation of Mr. George Taylor on the same date.

Roger M. Boissonneault, Chief Executive Officer, President and Director, was appointed President and Director of the Company as of January 5, 2005. Mr. Boissonneault was appointed Chief Executive Officer and Director for Warner Chilcott PLC (the “Predecessor”) in September 2000. He previously served as President and Chief Operating Officer of the previous entity also known as Warner Chilcott PLC (acquired by the Predecessor in September 2000) from 1996 to 2000, serving as a director from 1998 through 2000. From 1976 to 1996 Mr. Boissonneault served in various capacities with Warner-Lambert, including Vice President, Female Healthcare, Director of Corporate Strategic Planning, and Director of Obstetrics/Gynecology Marketing.

Todd M. Abbrecht, Director, is a Managing Director with Thomas H. Lee Partners, L.P. Prior to joining Thomas H. Lee Partners in 1992, Mr. Abbrecht was in the Mergers and Acquisitions department of Credit Suisse First Boston. Mr. Abbrecht serves on the board of Simmons Company, Michael Foods, Inc. and Dunkin’ Brands, Inc.

James G. Andress, Director, is a former Chairman of the Pharmaceuticals Group, Beecham Group, plc and former Chairman, Healthcare Products and Services of SmithKline Beecham, plc and the former President and Chief Operating Officer of Sterling Drug, Inc. From 1996 to 2000, Mr. Andress served as Chairman and CEO of Warner Chilcott PLC (acquired by the Predecessor in September 2000). From 1989 to 1995, serving as CEO and director of Information Resources, Inc., a decision support software and consumer packaged goods research company. Mr. Andress currently serves on the board of directors of Sepracor, Inc., Dade-Behring Corp., XOMA Ltd. and Allstate Insurance Company.

James H. Bloem, Director, is a Senior Vice President and Chief Financial Officer of Humana Inc., a position he has held since 2001. Humana is one of the nation’s largest health benefit companies with over 11 million medical members. In addition, from 1996 to 2000, he served as a member of the Board of Directors of one of our predecessor companies. Mr. Bloem also currently serves on the board of Rotech Healthcare, Inc.

David F. Burgstahler, Director, is a Partner of Avista Capital Partners, L.P. Prior to joining Avista Capital Partners in 2005, Mr. Burgstahler was a Partner with DLJ Merchant Banking Partners, the private equity investment arm of Credit Suisse. Mr. Burgstahler joined Credit Suisse First Boston in 2000 when it merged with Donaldson, Lufkin & Jenrette. Mr. Burgstahler joined Donaldson, Lufkin & Jenrette in 1995. Mr. Burgstahler serves on the board of Visant Corporation, Visant Holding Corp., Wide Open West Holdings and Bio Reliance Corporation.

John P. Connaughton, Director, has been a Managing Director of Bain Capital Partners, LLC since 1997 and member of the firm since 1989. Prior to joining Bain Capital, Mr. Connaughton was a consultant at Bain & Company, Inc. where he advised Fortune 500 companies. Mr. Connaughton currently serves as a director of Hospital Corporation of America (HCA), ProSiebenSat.1.Media AG, AMC Theatres, M|C Communications (PriMed), Sungard Data Systems, Warner Music Group, CRC Health Group, Cumulus Media Partners, The Boston Celtics and Epoch Senior Living.

John A. King, Ph.D., who became a Director of Warner Chilcott Limited in June 2005, is a private investor. Dr. King served in positions of increasing responsibility with the Predecessor for 26 years, most recently as Executive Chairman, a position he held from 2000 until January 5, 2005.

Stephen P. Murray, Director, is the President and Chief Operating Officer of CCMP Capital Advisors, LLC, a private equity firm formed in August 2006 when the buyout/growth equity professionals of JPMP separated from JPMorgan Chase & Co. to form an independent private equity platform. Mr. Murray focuses on investments in consumer and retail services; financial services; and healthcare infrastructure. Prior to joining JPMP in 1989, Mr. Murray was a Vice President with the Middle-Market Lending Division of Manufacturers Hanover. Currently, he serves on the board of directors of AMC Entertainment, Cabela’s, Jetro Holdings, La Petite Academy, MedQuest Associates, National Surgical Care, Pinnacle Foods Group, Strongwood Insurance, USA.NET and Zoots.

Stephen G. Pagliuca, Director, is a Managing Director at Bain Capital Partners, LLC. Mr. Pagliuca is also a Managing Partner and an Owner of the Boston Celtics Basketball franchise. Mr. Pagliuca joined Bain & Company in 1982 and founded the Information Partners private equity fund for Bain Capital in 1989. Mr. Pagliuca has also worked as a senior accountant and international tax specialist for Peat Marwick Mitchell & Company in the Netherlands. Currently, he serves on the board of directors of Burger King Holdings Inc., Gartner Group, and ProSiebenSat.1.Media AG.

Steven C. Rattner, Director, is a Managing Director and Head of DLJ Merchant Banking Partners (“DLJMB”). Mr. Rattner joined Donaldson Lufkin & Jenrette’s Investment Banking Division in 1985 and DLJMB in 2001. He is Co-Chair of the MBP IV Investment Committee. Prior to joining DLJMB, Mr. Rattner was one of the founding members of Donaldson Lufkin & Jenrette’s leveraged finance business, where he was Head of Sales and Trading and Head of Capital Markets. Upon the merger of Credit Suisse First Boston and Donaldson Lufkin & Jenrette, he became the Head of European Leveraged Finance, responsible for all underwriting and client coverage involving high yield and syndicated loan products. Mr. Rattner serves as a director of DLJ Merchant Banking, Inc., DLJ Merchant Banking II, Inc. DLJ Merchant Banking III, Inc. and DLJ MB Advisors, Inc.

BOARD OF DIRECTORS AND GOVERNANCE

Role of the Board of Directors

Pursuant to our Bye-Laws, generally the number of Directors is fixed and may be increased or decreased from time to time by resolution of our shareholders; provided, that the Bye-Laws require that the number must be not less than two (2) nor more than ten (10). Currently, the Board of Directors has fixed the number of Directors at ten members. The Board of Directors is divided into three classes, with the term of the office of one class expiring each year. Each class comprises, as nearly as possible, one-third of the total number of Directors constituting the entire Board and all Directors are designated as either Class I, Class II or Class III Directors.

The Board of Directors meets regularly to review significant developments affecting the Company and to act on matters requiring Board of Directors approval. The Board of Directors held 16 formal board and committee meetings during the year ended December 31, 2006 and acted 8 times by written consent. Combined attendance at Board of Directors and Board committee meetings in the year ended December 31, 2006 was more than 80% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which each such director served, during the period for which each such director served.

Corporate Governance

The Company maintains a corporate governance page on its website which includes key information about its Code of Business Conduct and Ethics, and charters for each of the committees of the Board of Directors, including the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The corporate governance page can be found at www.warnerchilcott.com, by clicking on “Investor Relations” and then on “Corporate Governance.”

Independence

The Sponsors currently control more than 50% of the voting power of our Class A common shares and we are, therefore, a “controlled company” under NASDAQ rules. “Controlled companies” under those rules are companies of which more than 50% of the voting power is held by an individual, a group or another company. On this basis, we currently avail ourselves of the “controlled company” phase-in compliance rules for applicable NASDAQ rules requiring the Audit Committee be composed of a majority of independent directors. See “—Committees of the Board of Directors—Audit Committee.” Each of the Sponsors has filed a Statement of Beneficial Ownership on Schedule 13G relating to their respective holdings and related voting arrangements with the SEC.

Our Board of Directors consists of 10 Directors. The Board of Directors has affirmatively determined that a majority of the 10 directors are independent under the criteria established by NASDAQ for independent board members. In addition, the Board of Directors has determined that both Mr. Andress and Mr. Bloem meet the additional independence criteria required for Audit Committee membership. The Company uses the standards of independence established by the SEC and NASDAQ in determining if directors are independent. There were no transactions, relationships or arrangements not otherwise disclosed that were considered by the Board of Directors in determining that any of the directors are independent.

Executive Sessions and Meetings of Independent Directors

The Board of Directors intends to hold executive sessions of the non-management directors following each regularly scheduled in-person meeting of the Board of Directors. Executive sessions do not include any employee directors of the Company. The Board of Directors also intends to hold executive sessions of the independent directors at least once a year.

Board Attendance at Annual Meetings

The Company encourages its Board members to attend the Company’s annual meetings but they are not required to do so. The Company reimburses the travel expenses of any director who travels to attend the annual meetings. This is our first annual meeting of shareholders since our initial public offering (the “IPO”) on September 20, 2006.

Communication with the Board of Directors

The Company’s non-management and independent directors have approved a process for shareholders to communicate with directors. Pursuant to that process, shareholders, employees and others interested in communicating with the Board of Directors may communicate with the Board of Directors by writing to the following address:

Warner Chilcott Limited

c/o Corporate Secretary

Canon’s Court, 22 Victoria Street

Hamilton HM12, Bermuda

In any such communication, an interested person may also designate a particular director, or a committee of the Board of Directors, such as the Audit Committee. Our legal department will forward all correspondence to the Board of Directors or the particularly designated audience, except for spam, junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements or patently offensive or otherwise inappropriate material. Our legal department may forward certain correspondence, such as product-related inquiries, elsewhere within the Company for review and possible response.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics as its “code of ethics” as defined by regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act of 1933”), and the Securities Exchange Act of 1934, which applies to all of the Company’s directors, officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the Code of Business Conduct and Ethics is available at the “Investor Relations” and “Corporate Governance” section of the Company’s website www.warnerchilcott.com. A copy of the Code of Business Conduct and Ethics may also be obtained free of charge, from the Company upon a request directed to Warner Chilcott Limited, Canon’s Court, 22 Victoria Street, Hamilton HM12, Bermuda, Attention: Investor Relations. The Company will promptly disclose any substantive changes in or waivers, along with reasons for the waivers, of the Code of Conduct by posting such information on its website at www.warnerchilcott.com under “Investor Relations” and “Corporate Governance.”

Policies and Procedures Dealing with the Review, Approval and Ratification of Related Party Transactions

The Company adopted in March 2007 written procedures for the review, approval and ratification of transactions with related persons. The procedures cover related party transactions between the Company and any of its executive officers and directors. More specifically, the procedures cover (1) any transaction or arrangement in which the Company is a party and in which a related party has a direct or indirect personal or financial interest and (2) any transaction or arrangement using the services of a related party to provide legal, accounting, financial, consulting or other similar services to the Company. Related party transactions covered by these procedures are generally considered by our Audit Committee, provided that, if the related party transaction involves a member of the Audit Committee, the matter will be forwarded to the full Board of Directors for its consideration. Subsequent to the adoption of the written policy above, the Company has followed these procedures regarding all reportable related party transactions.

Committees of the Board of Directors

Our Board of Directors currently has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Audit Committee

Under the applicable rules of NASDAQ, a company listing in connection with its initial public offering is permitted to phase in its compliance with the independent audit committee requirements set forth in Rule 4350(a)(5)303A pursuant to Rule 10A-3 under the Securities and Exchange Act of 1934, as amended, that is, (1) one independent member at the time of listing; (2) a majority of independent members within 90 days of listing; and (3) all independent members within one year of listing.

Our Board of Directors has established an Audit Committee that convenes at least four times a year, currently comprising Messrs. Abbrecht, Andress and Bloem each of whom is a director of our Company. Mr. Andress and Mr. Bloem are independent under the applicable rules of NASDAQ and Rule 10A-3 of the Securities and Exchange Act of 1934, as amended. We intend to comply with the independent audit committee requirements in the future in accordance with the phase-in compliance rules described above.

The Board of Directors also has determined that Mr. Andress, Chairman of the Audit Committee, and Messrs. Abbrecht and Bloem are Audit Committee “financial experts” within the meaning stipulated by the SEC.

The Audit Committee recommends the annual appointment of independent auditors with whom the Audit Committee reviews the scope of audit and non-audit assignments and related fees, and reviews accounting principles we will use in financial reporting, internal auditing procedures and the adequacy of our internal control procedures. The Audit Committee’s report begins on page 38.

The Audit Committee operates under a written charter adopted by the Board of Directors, a current copy of which is available on the Company’s website at www.warnerchilcott.com under “Investor Relations” and “Corporate Governance.”

Compensation Committee

Our Board of Directors has established a Compensation Committee comprised of Messrs. Abbrecht, Burgstahler, Connaughton and Murray, all of whom are independent under applicable NASDAQ rules. The compensation committee, which is chaired by Mr. Murray, evaluates the performance of the Chief Executive Officer and approves the compensation level for the Chief Executive Officer and the executive officers as that term is defined by the SEC, reviews our overall management compensation and benefits policies, and reviews and recommends employee benefits plans, stock option and/or restricted stock grants and other incentive arrangements. The Compensation Committee’s report begins on page 25.

The Compensation Committee operates under a written charter adopted by the Board of Directors, a current copy of which is available on the Company’s website at www.warnerchilcott.com under “Investor Relations” and “Corporate Governance.”

Nominating and Corporate Governance Committee

Our Board of Directors has established a Nominating and Corporate Governance Committee comprised of Messrs. Abbrecht, Burgstahler, Connaughton and Murray, all of which are independent under applicable NASDAQ rules. Mr. Connaughton serves as the chair of the Nominating and Corporate Governance Committee. The primary purposes of the Nominating and Corporate Governance Committee are to: (1) identify individuals qualified to become Board members and recommend such individuals to the Board for nomination for election to the Board; (ii) make recommendations to the Board concerning committee appointments; and (iii) develop, recommend and annually review corporate governance guideline applicable to the Company.

The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, a current copy of which is available on the Company’s website at www.warnerchilcott.com under “Investor Relations” and “Corporate Governance.”

Compensation Committee Interlocks and Insider Participation

None of the Compensation Committee members is or has been a company officer or employee. None of the Company’s executive officers currently serves on the Compensation Committee or any similar committee of another public company. Mr. Boissonneault, our Chief Executive Officer, President and a Director, participated in deliberations concerning executive compensation, except with respect to himself.

Director Compensation

In connection with the IPO, the Compensation Committee established the following compensation policy for our “independent” (as determined in accordance with SEC and NASDAQ rules) directors. Directors who are not deemed “independent,” or are employees of either Warner Chilcott or our Sponsors receive no additional compensation for their services as directors. In making its final determination of total annual compensation to be paid to our independent directors, the Compensation Committee considered Board of Director compensation levels and practices of peer group pharmaceutical companies and current trends in director compensation. The market survey data was prepared by Hay Group, a global management consulting firm retained by the Company.

Annual Retainer: Each independent director is paid an annual retainer of $30,000 for each year of service on the Board. The annual retainer is comprised of (i) a $15,000 cash payment, payable quarterly in equal installments, and (ii) an option to purchase our Class A common shares with a value equal to $15,000 (determined in accordance with Black-Scholes or a similar model) having the following terms:

•	Annual Grant Date: The annual grant date will be the date of our annual meeting.

•	Exercise Price: The exercise price will be the per share closing price of our shares on the date of grant.

•	Vesting: Each option will fully vest on the date immediately preceding the date of our next annual meeting.

•

Termination: The unvested portion of any option will terminate on the date on which the independent director is no longer a member of the Board of Directors. In the event of death, all options held by an independent director shall immediately vest.

•	Term: Each option will have a 10 year term.

The retainer and option grant is prorated for the year in which any independent director is appointed to the Board of Directors subsequent to our annual meeting, based on the date of appointment.

Board Meeting Attendance Fees: Each independent director is paid $2,000 as compensation for his or her attendance (whether telephonically or in person) at a meeting of the Board of Directors.

Committee Attendance Fees: Each independent director is paid $1,000 as compensation for his or her attendance (whether telephonically or in person) at a meeting of any committee of the Board of Directors on which such independent director serves.

Committee Chairperson Retainer: Each committee chairperson that is an independent director is paid an annual retainer of $7,000 ($10,000 in the case of the audit committee chairperson), payable quarterly in equal installments. This retainer is prorated based on the date of commencement and termination of the independent director’s committee service in any year.

For 2006, the Compensation Committee determined that each independent director who was a member of the Board of Directors on November 9, 2006 would be paid 25% of the above annual retainer and committee chairperson retainer. Mr. Andress’ compensation was determined in this manner. In addition, the Compensation Committee determined that Mr. Bloem would receive a prorated portion of this amount of cash compensation for his service on the Board of Directors in December and will receive the pro-rated portion of the stock option compensation on the date of the Annual Meeting.

The following table sets forth, for the fiscal year ended December 31, 2006, the total compensation of the independent members of our Board of Directors.

Name	Fees Earned or Paid in Cash ($)(3)	Stock Awards ($)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
James G. Andress(1)	9,250	—	3,750	—	—	—	13,000
James H. Bloem(2)	938	—	0	—	—	—	938

(1)	Mr. Andress became a Director on August 16, 2006.

(2)	Mr. Bloem became a Director on December 8, 2006.

(3)	Represents a prorated annual cash retainer of $3,750 and $938 for Messrs. Andress and Bloem, respectively and, for Mr. Andress, Board meeting fees of $2,000, committee meeting fees of $1,000, and a prorated committee chairperson annual retainer of $2,500.

(4)	Amounts shown are the compensation costs recognized by the Company for financial statement reporting purposes for the year ended December 31, 2006, in accordance with FAS 123R. They do not reflect compensation actually received by the directors. Assumptions used in the calculation of these amounts are included in “Note 12” to the Notes to Consolidated Financial Statements for the year ended December 31, 2006, included in the Company’s Annual Report on Form 10-K filed with the SEC on March 26, 2007. As of December 31, 2006, Mr. Andress held 533 stock options with a grant date value of $3,750; Mr. Bloem had not yet been granted any stock options.

Other Compensation Information

The Company does not maintain any defined benefit pension plans, nonqualified defined contribution or deferred contribution plans nor offer such plans to its Board of Directors.

STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table and accompanying footnotes show information regarding the beneficial ownership of the Class A common shares of Warner Chilcott Limited, as of March 31, 2007, by:

•	each person who is known by us to own beneficially more than 5% of our Class A common shares;

•	each member of our board of directors and each of our executive officers;

•	all members of our board of directors and our executive officers as a group.

For purposes of the table below, we deem Class A common shares subject to options or warrants that are currently exercisable or exercisable within 60 days of March 31, 2007 to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, the persons or entities in this table have sole voting and investing power with respect to all of the Class A common shares beneficially owned by them, subject to community property laws, where applicable.

	Securities Beneficially Owned
Name and Address	Common Shares	Percentage of Common Shares
Principal Securityholders:
Bain Capital Investors, LLC(1)	38,045,413	15.2%
DLJ Merchant Banking III, Inc.(2)	38,045,401	15.2%
J.P. Morgan Partners, LLC(3)	38,045,404	15.2%
Thomas H. Lee Partners, L.P.(4)	38,045,410	15.2%
Value Act Capital(5)	13,835,421	5.5%
Directors and Executive Officers:
Roger M. Boissonneault(7)	2,665,689	1%
Todd M. Abbrecht(4)	—	—
James G. Andress	—	—
James H. Bloem	—	—
David F. Burgstahler(6)	10,000	*
John P. Connaughton(1)	—	—
John A. King, Ph.D. (8)	1,354,046	*
Stephen P. Murray(3)	—	—
Stephen G. Pagliuca(1)	—	—
Steven C. Rattner(2)	—	—
W. Carl Reichel	1,241,451	*
Anthony D. Bruno	1,168,039	*
Paul Herendeen	1,091,257	*
Izumi Hara	232,822	*
All directors and named executive officers as a group (14 persons)	7,763,304	3.1%

*	Less than 1%.

(1)	Includes interests owned by each of Bain Capital Integral Investors II, L.P. (“Integral”), BCIP Trust Associates III, BCIP Trust Associates III-B and BCIP Associates—G. Bain Capital Investors, LLC (“BCI”) is the general partner of Integral and the managing general partner of each other entity. BCI is associated with Bain Capital Partners, LLC, one of our Sponsors. Investment and voting decisions at BCI are made jointly by three or more individuals who are managing directors of the entity, and therefore no individual managing director of BCI is the beneficial owner of the securities, except with respect to the shares in which such member holds a pecuniary interest.

John P. Connaughton is a Managing Director and Member of BCI and may therefore be deemed to share voting and dispositive power with respect to the shares. Mr. Connaughton disclaims any beneficial ownership of any shares beneficially owned by the Bain Capital entities, except to the extent of his pecuniary interest therein.

Stephen G. Pagliuca is a Managing Director of BCI and may therefore be deemed to share voting and dispositive power with respect to the shares. Mr. Pagliuca disclaims any beneficial ownership of any shares beneficially owned by the Bain Capital entities, except to the extent of his pecuniary interest therein. The address of Mr. Pagliuca, Mr. Connaughton and each of the Bain Capital entities is c/o Bain Capital Partners, LLC, 111 Huntington Avenue, Boston, Massachusetts 02199.

(2)	Includes interests owned by DLJMB Overseas Partners III, C.V., DLJ Offshore Partners III, C.V., DLJ Offshore Partners III-1, C.V. and DLJ Offshore Partners III-2, C.V. (collectively, the “Offshore Partners”), DLJ MB Partners III GmbH & Co. KG, Millennium Partners II, L.P. and MBP III Plan Investors, L.P. (collectively and together with the Offshore Partners, the “DLJ Merchant Banking Funds”). DLJMB Overseas Partners III, C.V. is a limited partnership, the managing general partner of which is DLJ Merchant Banking III, Inc. (“MGP”) and the associate general partner of which is DLJMB III (Bermuda), L.P. (“AGP”). The general partner of the AGP is DLJ Merchant Banking III, Inc. Credit Suisse, a Swiss bank, owns the majority of the voting stock of Credit Suisse Holdings (USA), Inc., which in turn owns all of the voting stock of Credit Suisse (USA) Inc. (“CS USA”). The DLJ Merchant Banking Funds are private equity funds advised by indirect subsidiaries of CS USA, including the MGP and the AGP, and form part of Credit Suisse’s asset management business. Credit Suisse Securities (USA) LLC is a subsidiary of CS USA and thus an affiliate of each of the DLJ Merchant Banking Funds. The investment committee of the DLJ Merchant Banking Funds makes investment decisions on the funds’ behalf. The investment committee is comprised of senior investment professionals of the DLJ Merchant Banking Funds. The members of the investment committee are appointed by the general partner of the associate general partner of the DLJ Merchant Banking Funds. The composition of the investment committee changes from time to time. The address of the principal business and office of each of the foregoing is 11 Madison Avenue, New York, New York 10010. DLJ Merchant Banking is one of our Sponsors.

Steven C. Rattner is a Managing Director and Global Head of DLJ Merchant Banking Partners. Mr. Rattner disclaims beneficial ownership of any shares beneficially owned by the DLJ Merchant Banking entities The address of Mr. Rattner and the address of each of the DLJ Merchant Banking entities is c/o DLJ Merchant Banking III, Inc., 11 Madison Avenue, New York, New York 10010, except that the address of the Offshore Partners entities is John B. Gorsiraweg 14, Willemstad, Curacao, Netherlands Antilles.

(3)	In the case of J.P. Morgan Partners, LLC, includes interests owned by J.P. Morgan Partners Global Investors, L.P., J.P. Morgan Partners Global Investors A, L.P., J.P. Morgan Partners Global Investors (Cayman), L.P., J.P. Morgan Partners Global Investors (Cayman) II, L.P., J.P. Morgan Partners Global Investors (Cayman) III, L.P., J.P. Morgan Partners Global Investors (Selldown), L.P., J.P. Morgan Partners Global Investors (Selldown) II, L.P. and J.P. Morgan Partners Global Investors (Cayman/Selldown) III, L.P. (collectively, the “Global Investor Funds”) and J.P. Morgan Partners (BHCA), L.P. (“JPMP BHCA”). The general partner of the Global Investor Funds is JPMP Global Investors, L.P. (“JPMP Global”). The general partner of JPMP BHCA is JPMP Master Fund Manager, L.P. (“JPMP MFM”). The general partner of JPMP Global and JPMP MFM is JPMP Capital Corp. (“JPMP Capital”), a wholly owned subsidiary of JPMorgan Chase & Co., a publicly traded company (“JPM Chase”). Each of JPMP Global, JPMP MFM and JPMP Capital may be deemed, pursuant to Rule 13d-3 under the Exchange Act, to beneficially own the shares held by the Global Investor Funds and JPMP BHCA.

Stephen P. Murray is the President and Chief Operating Officer of CCMP Capital Advisors, LLC, a private equity firm comprised of the former buyout/growth equity professionals of J.P. Morgan Partners who separated from JPM Chase to form an independent private equity platform. Mr. Murray is also a Managing Director of JPMP Capital Corp.

Mr. Murray disclaims any beneficial ownership of any shares beneficially owned by the J.P. Morgan Partners entities, except to the extent of his pecuniary interest therein. JPMP Capital exercises voting and dispositive power over the securities held by the Global Investor Funds and JPMP BHCA. Voting and disposition decisions at JPMP Capital are made by three or more of its officers, and therefore no individual officer of JPMP Capital is the beneficial owner of the securities. The address of Mr. Murray is c/o CCMP Capital Advisors, LLC, 245 Park Avenue, New York, New York 10167, and the address of each of the JPMorgan Partners entities is c/o J.P. Morgan Partners, LLC, 270 Park Avenue, New York, New York 10017, except that the address of each Cayman entity is c/o Walkers SPV Limited, PO Box 908 GT, Walker House, George Town, Grand Cayman, Cayman Islands. Each of the Global Investor Funds, JPMP BHCA, JPMP Global, JPMP MFM and JPMP Capital are part of the J.P. Morgan Partners private equity business unit of JPM Chase. J.P. Morgan Partners is one of our Sponsors.

(4)	Includes interests owned by each of Thomas H. Lee (Alternative) Fund V, L.P., Thomas H. Lee (Alternative) Parallel Fund V, L.P., Thomas H. Lee (Alternative) Cayman Fund V, L.P., Thomas H. Lee Investors Limited Partnership, Putnam Investments Holdings, LLC, Putnam Investments Employees’ Securities Company I LLC and Putnam Investments Employees’ Securities Company II LLC. Each of Thomas H. Lee (Alternative) Fund V, L.P., Thomas H. Lee (Alternative)

Parallel Fund V, L.P. and Thomas H. Lee (Alternative) Cayman Fund V, L.P. are exempted limited partnerships formed under the laws of the Cayman Islands, each of whose general partner is THL Advisors (Alternative) V, L.P., an exempted limited partnership formed under the laws of the Cayman Islands. Thomas H. Lee Advisors (Alternative) V Limited, LDC, a limited duration company formed under the laws of the Cayman Islands (the “LDC”), is the general partner of THL Advisors (Alternative) V, L.P. The address of each of these entities is c/o Walkers, Walker House, Mary Street, George Town, Grand Cayman, Cayman Islands.

The persons who are members of the LDC are the same persons who are members of Thomas H. Lee Advisors, LLC, a Delaware limited liability company. Thomas H. Lee Advisors, LLC is the general partner of Thomas H. Lee Partners, L.P., a Delaware limited partnership. Thomas H. Lee Partners, L.P. is one of our Sponsors. Thomas H. Lee Investors Limited Partnership (formerly known as THL-CCI

Limited Partnership) is a Massachusetts limited partnership, whose general partner is THL Investment Management Corp., a Massachusetts corporation.

Putnam Investments Holdings, LLC, Putnam Investments Employees’ Securities Company I LLC and Putnam Investments Employees’ Securities Company II LLC are co-investment entities of Thomas H. Lee Partners and each disclaims beneficial ownership of any shares other than the shares held directly by such entity. The address for the Putnam entities is c/o Putnam Investment, Inc., One Post Office Square, Boston, Massachusetts 02109.

Todd M. Abbrecht is a member of the LDC, and a Vice President of THL Investment Management Corp., and therefore has shared voting and investment power over, and therefore, may be deemed to beneficially own shares held of record by Thomas H. Lee (Alternative) Fund V, L.P., Thomas H. Lee Parallel (Alternative) Fund V, L.P., Thomas H. Lee Equity (Cayman) Fund V, L.P. and Thomas H. Lee Investors Limited Partnership. Mr. Abbrecht disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The address of Mr. Abbrecht is c/o Thomas H. Lee Partners, L.P., 100 Federal Street, 35th Floor, Boston, Massachusetts 02110.

(5)	Based upon the statement on Schedule 13D filed with the SEC on February 22, 2007, includes interests owned by ValueAct Capital Master Fund, L.P. (“ValueAct Master Fund”), ValueAct Capital Master Fund III, L.P. (“ValueAct Master Fund III”), VA Partners, LLC (“VA Partners”), (d) VA Partners III, LLC (“VA Partners III”), ValueAct Capital Management, L.P. (“ValueAct Management L.P.”), ValueAct Capital Management, LLC (“ValueAct Management LLC”), Jeffrey W. Ubben, George F. Hamel, Jr. and Peter H. Kamin.

ValueAct Master Fund and ValueAct Master Fund III are limited partnerships organized under the laws of the British Virgin Islands. Each has a principal business address of 435 Pacific Avenue, Fourth Floor, San Francisco, CA 94133.

VA Partners is a Delaware limited liability company, the principal business of which is to serve as the General Partner to ValueAct Master Fund. VA Partners III is a Delaware limited liability company, the principal business of which is to serve as the General Partner to ValueAct Master Fund III. Each has a principal business address of 435 Pacific Avenue, Fourth Floor, San Francisco, CA 94133.

ValueAct Management L.P. is a Delaware limited partnership which renders management services to ValueAct Master Fund and ValueAct Master Fund III. ValueAct Management LLC is a Delaware limited liability company, the principal business of which is to serve as the General Partner to ValueAct Management L.P. Each has a principal business address of 435 Pacific Avenue, Fourth Floor, San Francisco, CA 94133.

Messrs. Ubben, Hamel and Kamin are each managing members, principal owners and controlling persons of VA Partners, VA Partners III and ValueAct Management LLC, and such activities constitute their principal occupations. Such individuals are collectively referred to as the “Managing Members” or individually as a “Managing Member”. Each Managing Member is a United States citizen and has a principal business address of 435 Pacific Avenue, Fourth Floor, San Francisco, CA 94133.

ValueAct Master Fund is the beneficial owner of 11,238,811 shares of Class A common shares, representing approximately 4.5% of the Company’s Class A common shares (which shares may also be deemed to be beneficially owned by VA Partners). ValueAct Master Fund III is the beneficial owner of 2,596,610 Class A common shares, representing approximately 1.0% of the Company’s Class A common shares (which shares may also be deemed to be beneficially owned by VA Partners III).

ValueAct Management L.P., ValueAct Management LLC and the Managing Members may each be deemed the beneficial owner of an aggregate of 13,835,421 shares of Common Stock, representing approximately 5.5% of the Company’s Class A common shares.

(6)	Includes interests beneficially owned by David F. Burgstahler. Mr. Burgstahler has sole dispositive voting and investment power over the 10,000 shares listed. Mr. Burgstahler is a Partner of Avista Capital Partners. The address of Mr. Burgstahler is c/o Avista Capital Partners, 65 East 55th Street, 18th Floor, New York, New York 10022.

In addition, Mr. Burgstahler was appointed to the Board of Directors of the Company as a designee of the DLJ Merchant Banking entities under a consulting agreement which expired on December 31, 2006. Mr. Burgstahler disclaims beneficial ownership of any shares beneficially owned by the DLJ Merchant Banking entities described above.

(7)	Includes interests owned by The Boissonneault 2005 Children’s Trusts, a trust in which Mr. Boissonneault’s wife, Terri Boissonneault, serves as trustee. The address of Mr. Boissonneault is c/o Warner Chilcott Limited, Canon’s Court, 22 Victoria Street, Hamilton HM12, Bermuda.

(8)	Includes interests owned by Highberry Investments Limited and Highberry Investments Limited No. 2. The address of Dr. King is c/o Warner Chilcott Limited, Canon’s Court, 22 Victoria Street, Hamilton HM12, Bermuda.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

In November 2004, affiliates of Bain Capital, LLC, DLJ Merchant Banking, J.P. Morgan Partners, LLC and Thomas H. Lee Partners, who we refer to collectively in this Proxy Statement as the “Sponsors,” reached an agreement to acquire Warner Chilcott PLC, effective on January 5, 2005. Following a series of transactions, we acquired 100% of the share capital of Warner Chilcott PLC. We refer to this transaction in this Proxy Statement as the “Acquisition.” To complete the Acquisition, the Sponsors, certain institutional investors and certain members of management, indirectly funded equity contributions to us and certain of our subsidiaries. A portion of the proceeds from the equity contributions and certain debt financings by the Company and its subsidiaries, together with cash on hand at Warner Chilcott PLC, were used to purchase 100% of Warner Chilcott PLC’s share capital. At that time, we became a privately-held company. In September 2006, we completed our IPO with the sale of 70,600,000 shares of Class A common shares. Prior to the IPO, the Sponsors collectively owned 87% of the Company’s outstanding Class A common shares. Immediately following the IPO, the Sponsors collectively owned approximately 61% of our outstanding Class A common shares. As more fully described below, both the Acquisition and the IPO impacted many of our compensation programs.

Compensation Program and Philosophy

The Company’s compensation program seeks to attract and retain employees by providing a competitive compensation package through a combination of base salary, annual cash bonus, long-term equity incentives and other benefits.

The evaluation of our senior executives is performed on a basis consistent with all other employees (excepting only the Chief Executive Officer and our sales forces). We make compensation decisions after reviewing the performance of the Company and carefully evaluating each senior executive’s performance during the year as measured by his or her supervisor against stated goals, core competencies and feedback from colleagues (the “Performance Review Process”). The Performance Review Process yields annual ratings for each senior executive that range from “needs improvement” to “far exceeds expectations” (the “Performance Rating”). These performance ratings are used to determine merit based salary increases, annual cash bonus and long-term equity incentive compensation within pre-established ranges. The Chief Executive Officer is evaluated by the Compensation Committee annually against achievement of corporate goals and objectives (“CEO Review”).

The Compensation Committee annually establishes principles for determining merit increases in base salary and performance-dependent multipliers to be applied to targets for annual cash bonus and long-term equity incentive compensation. In addition, the Compensation Committee has approved targets for annual cash bonuses and long-term equity incentive compensation awards. We believe that the Company-wide use of equity incentives as a part of total compensation encourages employees to focus on long-term Company performance and supports our compensation philosophy of rewarding performance. We incorporate flexibility into our compensation programs and in the assessment process to respond to and adjust for the evolving business environment.

Oversight of the Compensation Program

The Compensation Committee is responsible for overseeing all of the Company’s compensation programs. As part of that responsibility, the Compensation Committee reviews the Company’s compensation and benefits policies; evaluates the performance of the Chief Executive Officer; approves the compensation levels for the Company’s senior executives; and reviews and makes recommendations to the Board of Directors with respect to the Company’s employee benefits plans, equity-based compensation plans and other incentive arrangements. A detailed discussion of the Compensation Committee’s structure, roles and responsibilities and related matters can be found under the heading “Corporate Governance” in this Proxy Statement. The Company’s current compensation program was established and implemented by the Compensation Committee. Each director of the Compensation Committee qualifies as an “independent” director under NASDAQ rules.

Role of Compensation Committee and Executive Officers in Compensation Decisions

The Compensation Committee and the Company make compensation decisions after the annual Performance Review Process or CEO Review for each senior executive is complete. Recommendations with respect to merit increases in base salary, the amount of cash bonus and long-term equity incentive awards for senior executives are made by the Chief Executive Officer based upon the Performance Rating of each senior executive, within the pre-established ranges set by the Compensation Committee, and presented to and reviewed by the Compensation Committee. The Compensation Committee may exercise its discretion in modifying any adjustments or awards for a senior executive recommended by the Chief Executive Officer.

Recommendations to the Compensation Committee and compensation decisions are based on each senior executive’s performance against stated goals, which may include a number of specific factors such as:

•	key financial measurements such as revenue growth for specific products, operating profit, operating margins, and cash flow from operating activities;

•	strategic objectives such as product in-licensing, acquisitions and partnership opportunities within our franchises or in market segments similar to our current therapeutic markets;

•	promoting commercial excellence by developing new products or improving proprietary products, being a leading market player and increasing new and total prescriptions;

•	achieving specific operational goals for the company or particular business function led by a senior executive, including improved productivity, simplification and risk management;

•	achieving excellence in their organizational structure and among their employees; and

•	supporting Warner Chilcott’s values by promoting a culture of integrity through compliance with law and our ethics policies.

In connection with the IPO, the Company retained Hay Group, an independent global management consulting firm, to review the Company’s current compensation programs for senior executives, to perform a market analysis of compensation levels, mix of cash and non-cash incentives, and the design of long-term equity incentives awarded to senior executives and to make recommendations for the Company’s compensation programs going forward. The Compensation Committee may engage or seek the advice of compensation consultants from time to time as the need arises.

Elements of Compensation

The Company’s annual executive compensation program primarily consists of:

•	Base salary;

•	Cash bonus; and

•	A grant of long-term equity incentive compensation.

The Company does not have pre-determined allocations for each component of total compensation as a percentage of total compensation but rather awards cash bonus and long-term equity incentive compensation calculated as a percentage of base salary by salary band, subject to adjustment based on Performance Ratings.

Consistent with the emphasis on direct compensation over indirect compensation, the Company offers minimal executive benefits and perquisites. The Company maintains a qualified defined contribution plan for all employees and, except for company owned cars provided to Messrs. Boissonneault, Herendeen, Reichel, and Bruno (collectively, the “Key Executive Officers”), the Company does not provide executive officer benefits or perquisites.

The Company has employment agreements with the Key Executive Officers, and a severance agreement with Ms. Hara (together with the Key Executive Officers, the “Named Executive Officers”). These arrangements, which were entered into in connection with the Acquisition, as well as the other key elements of and factors considered in determining the executive annual compensation program, are discussed below.

The market analysis and recommendations by Hay Group that were presented to the Compensation Committee included executive officer compensation market survey data of peer group pharmaceutical companies and a group of companies that recently completed initial public offerings as a means of understanding market practices. The recommendations of Hay Group were some of several factors in determining the IPO equity awards granted to senior executives, and target equity and cash incentives to be awarded under the Company’s annual incentive program.

Base Salary

The employment agreements with the Key Executive Officers specify minimum base salaries ($800,000 for Mr. Boissonneault; $375,000 for Messrs. Herendeen and Bruno; and $391,000 for Mr. Reichel). The terms of Ms. Hara’s severance agreement do not provide for a minimum salary.

The Compensation Committee annually establishes principles for determining merit increases in base salary. Compensation decisions are made after the annual Performance Review Process or CEO Review for the Named Executive Officer is completed. The Performance Review Process yields a Performance Rating for each Named Executive Officer (other than Mr. Boissonneault). These Performance Ratings are used to determine merit based salary increases within pre-established ranges. Generally, a Performance Rating of “meets expectations” is equivalent to a 3% merit salary increase. For 2007 base salaries, the merit increases ranged from zero to 6% based on the Performance Rating. For the 2007 base salaries, the Compensation Committee approved an average base salary increase of 4% (the equivalent of a Performance Rating of “exceeds expectations”) for the Named Executive Officers (other than Mr. Boissonneault). Mr. Boissonneault, whose base salary merit increase is set by the Compensation Committee, was awarded a 6% increase for 2007 based upon his performance against corporate goals and objectives during 2006.

The base salaries paid to the Named Executive Officers in 2006 are shown in the “Salary” column of the Summary Compensation Table.

Cash Bonuses

Annual cash bonuses are a core component of the Company’s compensation program.

Award Opportunities

Under the terms of the employment agreements, each Key Executive Officer has a minimum target annual cash bonus expressed as a percentage of base salary (85% for Mr. Boissonneault and 50% for Messrs. Herendeen, Reichel and Bruno.) Ms. Hara is eligible to receive a target annual cash bonus of 30% of her base salary, pursuant to targets approved by the Compensation Committee. In addition, the Compensation Committee annually establishes principles for determining performance-dependent multipliers to be applied to annual cash bonus targets for the Named Executive Officers, except the Chief Executive Officer whose maximum opportunity is 100% of his base salary. Those multipliers range from zero to 150% of such executive officer’s target bonus based on his or her overall Performance Rating. Generally, a “meets expectations” is equivalent to an 85% to 100% multiple of the executive officer’s target bonus. For 2006, the cash bonus opportunities for the Named Executive Officers, expressed as a percent of base salary, were as follows:

	Annual Target Cash Bonus as % of Base Salary
Named Executive Officer	Threshold	Target	Maximum
Roger M. Boissonneault	0%	85%	100%
Paul Herendeen	0%	50%	75%
W. Carl Reichel	0%	50%	75%
Anthony D. Bruno	0%	50%	75%
Izumi Hara	0%	30%	45%

Performance Goals

Each Named Executive Officer’s performance is evaluated during the annual Performance Review Process or CEO Review. As discussed in detail under “—Role of Compensation Committee and Executive Officers in Compensation Decisions,” factors that may be used year to year in determining Performance Ratings for senior executives include, achievement of key financial and operational goals and strategic objectives, promoting commercial excellence, and achieving excellence in their organizational structure and among their employees.

Payments

At the end of each year, the Compensation Committee meets to evaluate the performance of the Chief Executive Officer, and to review and approve, within its discretion, the recommendations of the Chief Executive Officer with respect to the other senior executives. The annual cash bonuses paid to the Named Executive Officers in 2007 with respect to 2006 performance are shown in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

Long-Term Equity Incentives

The Named Executive Officers hold significant equity interests in the Company through a combination of shares purchased by each individual executive officer, grants provided by the Company of certain Strip Grant Shares (as described below), stock options and restricted and unrestricted share awards.

Purchased Shares

In connection with the Acquisition, the Named Executive Officers and certain other senior executives were required to use a portion of the proceeds each senior executive received from the purchase of the shares he or she held in Warner Chilcott PLC prior to the Acquisition to purchase Class A common shares and Class L common shares (the “Class L common shares”) of the Company, and purchase Preferred Shares of Warner Chilcott Holdings Company II, Limited (the “Preferred Shares”), in the same proportion and at the same prices paid by the Sponsors and certain institutional investors. Mr. Herendeen was given the opportunity to purchase the same mix of shares in the same proportion and at the same prices upon his employment in 2005. In connection with the IPO, the Class L common shares of the Company and a portion of the Preferred Shares were converted into Class A common shares pursuant to the Company’s Bye-laws. All of the remaining Preferred Shares were redeemed.

The following table shows the number of shares purchased by the Named Executive Officers on an “as converted” basis:

Named Executive Officer	Class A Common Shares
Roger M. Boissonneault	433,943
Paul Herendeen	67,701
W. Carl Reichel	100,087
Anthony D. Bruno	26,675
Izumi Hara	41,993

2005 Equity Awards

Strip share grants. In connection with the Acquisition, each of the Named Executive Officers (except Mr. Herendeen) and certain other senior executives were granted awards consisting of restricted Class A common shares, Class L common shares, and Preferred Shares (the “Strip Grant Shares”). The fair market value of each Class A common share was $1.00; the fair market value of each Class L common share was $74.52; and the fair market value of each Preferred Share was $1,000. The Strip Grant Shares were awarded in the same proportion and at the same prices paid by the Sponsors and certain institutional investors. The Strip Grant Shares vested in accordance with their terms on January 18, 2006. In connection with the IPO, the Class L common shares and a portion of the Preferred Shares were converted into Class A common shares pursuant to the Company’s Bye-laws. All of the remaining Preferred Shares were redeemed.

The following table shows the number of Strip Grant Shares granted to the Named Executive Officers on an “as converted” basis:

Named Executive Officer	Class A Common Shares
Roger M. Boissonneault	263,258
Paul Herendeen	—
W. Carl Reichel	117,808
Anthony D. Bruno	117,808
Izumi Hara	25,707

Stock option grants. In connection with the Acquisition, each of the Key Executive Officers was awarded stock options to purchase 479,430 Class A common shares at an exercise price of $22.98. As described under “IPO Awards,” Ms. Hara received an option grant in connection with the IPO. Stock options vest ratably over a four year period and have a ten year term.

Restricted share grants. In connection with the Acquisition, each of the Named Executive Officers and certain other senior executives were granted restricted shares of Class A common shares (the “Restricted A Shares”) subject to three different types of vesting. One-third vests in four equal installments on the first through fourth anniversaries of the grant date (January 18, 2005, except Mr. Herendeen whose Restricted A Shares were granted effective April 1, 2005) (the “Time Vesting Shares”); one-third vests in four equal installments based on the occurrence of a performance condition, which is met if, the Company achieves specified operating profit targets as defined in the share award agreement (“Performance Based Shares”); and the remaining one-third was to vest in four equal installments based on the occurrence of a performance condition, which would be met if the Sponsors achieved specified annual investment returns (“Return on Capital Shares”). The total number of Restricted A Shares granted to the Named Executive Officers were as follows: for Mr. Boissonneault, 1,534,177; for Messrs. Herendeen, Reichel, and Bruno, 686,544; and for Ms. Hara, 149,822.

Pursuant to the terms of the share award agreements, in 2006, the Board of Directors approved the vesting of 25% of the Performance Based Shares. In 2007, the Board of Directors also approved the vesting of 25% of the Performance Based Shares under the terms of the share award agreements. In each of 2008 and 2009, an additional 25% of the Performance Based Shares will vest if the Company achieves certain operating profit targets specified in the share award agreements. In order to achieve these targets, the Company will be required to increase its operating profits year over year.

In connection with the IPO, the Compensation Committee and the Company considered whether to accelerate the vesting of the Return on Capital Shares. The Compensation Committee and the Company believed that if the IPO were to occur, the long-term focus of the Company and its senior executives should be aligned to increase shareholder value for all investors including the Sponsors, other private shareholders and new public shareholders purchasing shares in the IPO. In addition, the Compensation Committee determined that it was probable that all of the performance conditions of the Return on Capital Shares would be reached by March 31, 2012 (seven years from the grant date). Based on these considerations, on August 18, 2006, the Compensation Committee amended the terms of the Return on Capital Shares to provide for full vesting at the time of the IPO.

IPO Awards

On March 28, 2005, the Board of Directors adopted the 2005 Equity Incentive Plan (the “2005 Plan”) and on August 18, 2006, the Compensation Committee approved an amendment and restatement of the 2005 Plan (the “Amended Plan”). The Amended Plan provides that awards may be granted to participants in any of the following forms, subject to such terms, conditions and provisions as the Compensation Committee may provide: (i) incentive stock options, (ii) nonstatutory stock options (“NSOs”), (iii) stock appreciation rights (“SARs”), (iv) share awards, (v) share units and (vi) dividend equivalent rights.

In connection with the IPO, the Compensation Committee approved the grant of options to purchase Class A common shares or a combination of restricted Class A common shares and options to all full-time employees (except the Key Executive Officers), covering, in the aggregate, 1,401,804 Class A common shares. The value of Class A common shares subject to each award was calculated as a percentage of the average annual base salary for all employees within the award recipient’s salary band. IPO grants were based on 125% of the annual long-term equity incentive compensation award targets approved by the Compensation Committee to reflect the 15 months that are expected to elapse before the next annual grant in early 2008. These awards were subject to adjustment based on the recipient’s Performance Rating. The awards vest ratably over four years.

In addition, in lieu of granting annual long-term equity incentive awards to the Key Executive Officers at the time of the IPO and in 2008, the Compensation Committee approved the grant of the remaining 892,638 Class A common shares reserved and authorized under the Company’s 2005 Plan in the following amounts: Mr. Boissonneault received 357,057 unrestricted Class A common shares and each of Messrs. Bruno, Reichel and Herendeen received 178,527 unrestricted Class A common shares. The Company repurchased a portion of these shares in order to satisfy the individual’s resulting tax liability. The Key Executive Officers are not eligible for additional long-term equity incentive awards under the Amended Plan until January 2009.

In connection with the IPO grants made to all full-time employees, Ms. Hara received an award of 16,500 stock options and 15,300 restricted Class A common shares under the Amended Plan. The total fair market value of the combination of stock options and restricted Class A common shares awarded to Ms. Hara was equal to 125% of the average base salary for all Senior Vice Presidents in 2006. The awards to Ms. Hara will vest ratably over four years. The IPO awards granted to each of the Named Executive Officers are shown in the Grant of Plan-Based Awards Table.

Equity Grant Practices

In connection with the IPO, the Compensation Committee approved an annual long-term equity incentive program (the “Annual Equity Award Program”). Under the Annual Equity Award Program, in each January, the Compensation Committee intends to grant restricted Class A common shares and/or stock options to purchase Class A common shares to all full-time employees. The target equity grants, which have been approved by the Compensation Committee, will be calculated as a percentage of the annual base salary of all employees within the same salary band. In 2009, Mr. Boissonneault’s target grant will be 300% of his 2008 base salary. Each of Messrs. Herendeen, Reichel and Bruno’s target grant in 2009 will be 200% of their combined average base salary. Beginning in 2008, Ms. Hara will be eligible to receive a target equity grant with a fair market value equal to 100% of the average base salary for all Senior Vice Presidents of the Company. Ms. Hara’s target equity grant will be a combination of restricted Class A common shares (65%) and stock options (35%). The Compensation Committee annually establishes principles for determining performance-dependent multipliers to be applied to targets for long-term equity incentive compensation. The Compensation Committee believes that the use of equity incentives as a significant part of total compensation encourages our senior executives to focus on long-term Company performance and supports our compensation philosophy of rewarding performance.

Under the Annual Equity Award Program, the annual long-term equity incentive awards that may be granted will range from zero to 150% of such Named Executive Officer’s target equity grant based on the employee’s Performance Rating, except for Mr. Boissonneault, whose multiplier (if any) will be determined by the Compensation Committee based on his CEO Review. The fair market value of any restricted Class A common share grant will be the closing stock price of the Class A common shares on the NASDAQ Global Market on the grant date and the fair market value of any option grant will be determined using the Black-Scholes method of calculation. The exercise price of each stock option awarded will be the closing price of the Class A common shares on the date of grant. Newly hired or promoted senior executives who are eligible to receive equity awards will be granted their award on the last business day of the quarter in which they are hired or promoted.

Other Benefits

401(k) Savings Plan

All employees, including the Named Executive Officers, are eligible to participate in the Company’s tax-qualified 401(k) Savings Plan. In accordance with the terms of the Company’s 401(k) Savings Plan, the Company matches, in cash, 75% of amounts contributed to that Plan by each Plan participant, up to 6% of such participant’s base salary. The matching contributions paid in 2006 are included in the “All Other Compensation” column of the Summary Compensation Table.

Perquisites

The only perquisite provided to each of the Key Executive Officers is a company-owned automobile.

Employment and Severance Agreements

As discussed earlier, the Key Executive Officers have employment agreements that specify minimum base salaries, annual incentive opportunities and equity grants in connection with the Acquisition, and Ms. Hara has a severance agreement. These agreements provide for certain payments in the event of a termination of employment by the Company without cause or by reason of death or disability, or a termination by the executive officer for good reason, or a termination by the Company without cause or by the executive officer for good reason following a change of control. The agreements also contain substantial restrictive covenants. In addition, the equity award agreements that govern stock options and restricted share grants contain provisions regarding forfeiture or acceleration of the grants, certain Company repurchase rights of restricted shares upon a termination of employment or a change of control. These provisions are described and quantified under the heading “Potential Payments upon Termination or Change in Control” in this Proxy Statement.

The Company believes these arrangements benefit the Company by clarifying the terms of employment and ensuring that the Company is protected by noncompete, nonsolicitation, and nondisclosure provisions. Where a change of control is a possibility, they also serve to minimize the distraction that can be caused by a potential transaction and reduce the risk that critical executive officers will leave the organization before a transaction closes.

COMPENSATION COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Compensation Committee currently consists of Mr. Abbrecht, Mr. Burgstahler, Mr. Connaughton and Mr. Murray who serves as the chair. The Compensation Committee has the responsibility and authority described in the Warner Chilcott Limited Compensation Committee Charter, which has been approved by the Board of Directors. A copy of the Compensation Committee Charter is available on our website at www.warnerchilcott.com “Investor Relations” and “Corporate Governance.” The Board of Directors has determined that each of Mr. Abbrecht, Mr. Burgstahler, Mr. Connaughton and Mr. Murray meets the independence requirements set forth in applicable rules of NASDAQ.

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted by the Compensation Committee,

Stephen P. Murray, Chair

Todd M. Abbrecht

David F. Burgstahler

John P. Connaughton

SUMMARY COMPENSATION TABLE

The following table sets forth, for the year ended December 31, 2006, information regarding the compensation of the Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Roger M. Boissonneault Chief Executive Officer and President	2006	850,000	—	6,219,147	1,584	850,000	—	28,250	7,948,981

Paul Herendeen Executive Vice President and Chief Financial Officer	2006	383,438	—	3,009,241	1,584	230,063	—	26,750	3,651,076

W. Carl Reichel President, Pharmaceuticals	2006	409,020	—	3,064,229	1,584	255,637	—	24,000	3,754,470

Anthony D. Bruno Executive Vice President, Corporate Development	2006	391,875	—	3,064,229	1,584	244,922	—	26,250	3,728,860

Izumi Hara Senior Vice President, General Counsel and Corporate Secretary	2006	287,375	—	114,816	17,022	103,455	—	11,250	533,918

(1)	Amounts shown are the compensation costs recognized by the Company for financial statement reporting purposes for the year ended December 31, 2006, in accordance with FAS 123R, in respect of Restricted A Shares, restricted and unrestricted Class A common share awards or stock option awards, as applicable. They include compensation costs from awards granted in 2005 and 2006 and do not reflect compensation actually received by the Named Executive Officers. Assumptions used in the calculation of these amounts are included in “Note12” to the Notes to Consolidated Financial Statements for the year ended December 31, 2006, included in the Company’s Annual Report on Form 10-K filed with the SEC on March 26, 2007.

(2)	Reflects annual cash incentives earned with respect to 2006 performance and paid in 2007 as described under “Compensation Discussion and Analysis” and the Grants of Plan-Based Award Table.

(3)	The Company does not maintain any defined benefit or nonqualified deferred compensation plans. The Company’s 401(k) Savings Plan does not contain any investment options that pay above-market interest.

(4)	The amounts in this column reflect:

•

matching contributions under the Company’s 401(k) Savings Plan (to 75% of the first 6% of salary compensation contributed by the employee) as follows: $15,000 for Messrs. Boissonneault, Herendeen and Bruno and $11,250 for Mr. Reichel and Ms. Hara; and

•

the annual lease value attributable to providing the executive officers with a company-owned automobile as follows: $13,250 for Mr. Boissonneault, $11,750 for Mr. Herendeen, $12,750 for Mr. Reichel, and $11,250 for Mr. Bruno.

GRANTS OF PLAN-BASED AWARDS TABLE

The following table sets forth information concerning annual incentive award opportunities and grants of Class A common shares and stock options under the Amended and Restated 2005 Equity Incentive Plan to the Named Executive Officers in 2006.

Name	Grant Date	Committee Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh) (4)	Grant Date Fair Value of Stock and Option Awards(5)
			Thres- hold ($)	Target ($)	Maxi- mum ($)	Thres- hold (#)	Target (#)	Maxi- mum (#)
Roger M. Boissonneault			0	722,500	850,000
	9/20/2006	9/20/2006							357,057			5,355,855
Paul Herendeen			0	191,719	287,578
	9/20/2006	9/20/2006							178,527			2,677,905
W. Carl Reichel			0	204,510	306,765
	9/20/2006	9/20/2006							178,527			2,677,905
Anthony D. Bruno			0	195,938	293,906
	9/20/2006	9/20/2006							178,527			2,677,905
Izumi Hara			0	86,213	129,319
	9/21/2006	9/20/2006							15,300			29,504
	9/21/2006	9/20/2006								16,500	15.00	17,022

(1)	Represents annual cash incentive award opportunities.

(2)	Represents grants of unrestricted Class A common shares (or, in the case of Ms. Hara, Restricted A Shares that vest in 25% increments on each of the first four anniversaries of the date of grant) in connection with the IPO as described under “Compensation Discussion and Analysis.”

(3)	Represents stock options granted in connection with the IPO as described under “Compensation Discussion and Analysis.” The stock options vest in 25% increments on each of the first four anniversaries of the date of grant.

(4)	The exercise price of the stock option grants was determined based upon an independent valuation prior to the IPO. In the case of Ms. Hara, whose options were awarded on the date of our IPO, the exercise price was higher than the closing price of the Class A common shares of $14.95.

(5)	Amounts shown are the compensation costs that will generally be recognized by the Company for financial statement reporting purposes over the vesting schedule of the award, in accordance with FAS 123R, in respect of restricted and unrestricted Class A common share awards or stock option awards, as applicable, granted in 2006. Assumptions used in the calculation of these amounts are included in “Note 12” to the Notes to Consolidated Financial Statements for the year ended December 31, 2006, included in the Company’s Annual Report on Form 10-K filed with the SEC on March 26, 2007.

OUTSTANDING EQUITY AWARDS

AT FISCAL YEAR-END TABLE

The following table sets forth information concerning unexercised stock options, Time Vesting Shares, Performance Based Shares and restricted Class A common shares on an “as converted” basis for each of the Named Executive Officers outstanding as of December 31, 2006. The market value of the shares is based on the closing market price of the Class A common shares on December 29, 2006 ($13.82).

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Roger M. Boissonneault	119,857.5	(1)	359,572.5	(1)		22.98	1/18/2015
								383,544	(4)	5,300,578	383,544	(7)	5,300,578
Paul Herendeen	119,857.5	(2)	359,572.5	(2)		22.98	4/1/2015
								171,636	(5)	2,372,010	171,636	(8)	2,372,010
W. Carl Reichel	119,857.5	(1)	359,572.5	(1)		22.98	1/18/2015
								171,636	(4)	2,372,010	171,636	(7)	2,372,010
Anthony D. Bruno	119,857.5	(1)	359,572.5	(1)		22.98	1/18/2015
								171,636	(4)	2,372,010	171,636	(7)	2,372,010
Izumi Hara			16,500	(3)		15.00	9/20/2016
								37,456	(4)	517,642	37,456	(7)	517,642
								15,300	(6)	211,446

(1)	These stock options were granted on January 18, 2005 and vest 25% on January 18 of the following four years.

(2)	These stock options were granted on April 1, 2005 and vest 25% on April 1 of the following four years.

(3)	These stock options were granted on September 21, 2006 and vest 25% on September 21 of the following four years.

(4)	These Time Vesting Shares were granted on January 18, 2005 and vest 25% on January 18 of the following four years.

(5)	These Time Vesting Shares were granted on April 1, 2005 and vest 25% on April 1 of each of the following four years.

(6)	These restricted Class A common shares were granted on September 21, 2006 and vest 25% on September 20 of each of the following four years.

(7)	These Performance Based Shares were granted on January 18, 2005 and vest 25% on January 18 of each of the following four years based on the achievement of operating profit goals that are described under “Compensation Discussion and Analysis.”

(8)	These Performance Based Shares were granted on April 1, 2005 and vest 25% on April 1 of each of the following four years.

OPTION EXERCISES AND STOCK VESTED TABLE

The following table sets forth the number and value of Restricted A Shares, Strip Grant Shares and Class A common shares that vested during 2006. The Named Executive Officers did not exercise any stock options.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Roger M. Boissonneault			255,696.000	(1)	255,696	(1)
			511,393.000	(2)	7,670,895	(2)
			133,375.740	(3)	133,376	(3)
			16,108.180	(4)	1,325,059	(4)
			610.484	(5)	660,855	(5)
			357,057.000	(6)	5,355,855	(6)

Paul Herendeen			114,424.000	(1)	114,424	(1)
			228,848.000	(2)	3,432,725	(2)
			178,527.000	(6)	2,677,905	(6)

W. Carl Reichel			114,424.000	(1)	114,424	(1)
			228,848.000	(2)	3,432,725	(2)
			59,685.640	(3)	59,686	(3)
			7,208.410	(4)	592,964	(4)
			273.192	(5)	295,733	(5)
			178,527.000	(6)	2,677,905	(6)

Anthony D. Bruno			114,424.000	(1)	114,424	(1)
			228,848.000	(2)	3,432,725	(2)
			59,685.640	(3)	59,686	(3)
			7,208.410	(4)	592,964	(4)
			273.192	(5)	295,733	(5)
			178,527.000	(6)	2,677,905	(6)

Izumi Hara			24,970.000	(1)	24,970	(1)
			49,941.000	(2)	749,115	(2)
			13,024.970	(3)	13,025	(3)
			1,573.060	(4)	129,400	(4)
			59.618	(5)	64,537	(5)

(1)	Represents Time Vesting Shares and Performance Based Shares that vested on January 18, 2006 (except Mr. Herendeen whose shares vested on April 1, 2006). The value of each share was $1.00.

(2)	Represents Return on Capital Shares that vested on September 20, 2006. The value of each share was $15.00.

(3)	Represents the Class A common shares awarded as part of Strip Grant Shares that vested on January 18, 2006. The value of each share was $1.00.

(4)	Represents the Class L common shares awarded as part of Strip Grant Shares that vested on January 18, 2006. The value of each share was $82.26. In connection with the IPO, the Class L common shares were converted into Class A common shares pursuant to the Company’s Bye-laws.

(5)	Represents the Preferred Shares awarded as part of Strip Grant Shares that vested on January 18, 2006. The value of each share was $1,082.51. In connection with the IPO, a portion of the Preferred Shares were converted into Class A common shares pursuant to the Company’s Bye-laws. The remaining Preferred Shares were redeemed by the Company.

(6)	Represents Class A common shares that were granted without restriction on September 20, 2006. The value of each share was $15.00.

PENSION BENEFITS

The Company does not maintain any defined benefit pension plans.

NONQUALIFIED DEFERRED COMPENSATION

The Company does not maintain any nonqualified defined contribution or deferred contribution plans.

POTENTIAL PAYMENTS AND BENEFITS UPON A TERMINATION OF EMPLOYMENT

OR A CHANGE OF CONTROL

Accrued Compensation and Benefits

As of December 31, 2006, upon any termination of employment, each Named Executive Officer will receive earned but unpaid salary, his or her balance under the Company’s 401(k) Plan, his or her vested equity awards as set forth in the Outstanding Equity Awards at Fiscal Year-End Table, and any other accrued benefits under our benefit plans.

Additional Termination Benefits

Death. In the case of death, under the employment agreements with the Key Executive Officers, and the severance agreement with Ms. Hara, each Named Executive Officer’s spouse and dependents will be entitled to a payment equal to one times the base salary in effect at the time of death (except for Mr. Boissonneault’s) and continued health and welfare benefits for a 12 month period.

Under each Named Executive Officer’s equity award agreements, in the event of death prior to a vesting date, a portion of his or her outstanding stock options, Restricted A Shares or restricted Class A common shares that were scheduled to vest on such vesting date (between zero and 75% depending on the quarter of the year in which the date of termination occurs) will vest. All other unvested restricted Class A common share awards will be forfeited and the executive officers will have one year to exercise vested options. Under the Management Shareholders Agreement, the Company has the right to repurchase any unvested Restricted A Shares for the lesser of one dollar and fair market value. If the Company elects not to exercise this repurchase right, any unvested Restricted A Share will immediately vest.

Disability; Termination without Cause or for Good Reason. In the case of a termination of employment by reason of disability, by the Company without cause or by the executive officer for good reason, under the employment agreements with the Key Executive Officers, each Key Executive Officer will be entitled to a payment equal to two times the sum of the base salary in effect at the time of termination and the cash bonus paid for the prior calendar year to such executive officer. Mr. Boissonneault will also be entitled to continued health and welfare benefits for a period of 12 months following termination. Payment will be made over the 24 month period following termination. Under the severance agreement with Ms. Hara, she will be entitled to a payment equal to one times her base salary in effect at the time of termination payable over the 12 month period following termination, and continued health and welfare benefits for a period of 12 months following termination.

Under each executive officer’s equity award agreements, in the event of a termination of employment by reason of disability, by the Company without cause or by the executive officer for good reason, prior to a vesting date, a portion of his or her outstanding stock options, Restricted A Shares or restricted Class A common shares that were scheduled to vest on such vesting date (between zero and 75% depending on the quarter of the year in which the date of termination occurs) will vest. All other unvested restricted Class A common shares will be forfeited and the executive officers will have 60 business days (one year in the case of disability) to exercise vested stock options. Under the Management Shareholders Agreement, the Company has the right to repurchase any unvested Restricted Class A Shares for the lesser of one dollar and fair market value. If the Company elects not to exercise this repurchase right, any unvested Restricted Class A Share will immediately vest.

For Cause Termination. None of the executive officers is entitled to any additional payments or benefits in the event we terminate his or her employment for cause. Under the Management Shareholders Agreement, the Company has the right to repurchase any unvested Restricted A Share for the lesser of one dollar and fair market value. Upon a termination for cause, the Company also has the right to repurchase (i) any Class A common shares acquired upon the exercise of stock options prior to the one year anniversary of our IPO; and (ii) any Restricted A Share that vested prior to the one year anniversary of our IPO, at fair market value.

Voluntary Termination. None of the executive officers is entitled to any additional payments or benefits in the event of a voluntary termination or a retirement (except as described below for a termination for good reason following a change of control). Under the Management Shareholders Agreement, the Company has the right to repurchase any unvested Restricted A Share for the lesser of one dollar and fair market value. If the Company elects not to exercise this repurchase right, any unvested Restricted A Share will immediately vest.

Termination without Cause or for Good Reason following a Change of Control. In the case of a termination without cause or for good reason in connection with, or during the two year period following, a change of control, under the employment agreements with the Key Executive Officers, each Key Executive Officer will be entitled to the same payment benefits as described under “Termination without Cause or for Good Reason” above, except that, the payments will be made in a lump sum. Under the severance agreement with Ms. Hara, if her employment is terminated without cause or for good reason during the 12 month period following a change of control, she will be entitled to a payment equal to one and a half times the sum of the base salary in effect at the time of termination and the cash bonus she was paid for the prior calendar year payable over an 18 month period, and continued health and welfare benefits for 18 months. If any payment received by an executive officer in connection with a change of control is subject to an excise tax, the Company will provide the executive officer with a related tax gross-up payment.

Upon a change of control, irrespective of whether or not there is also a termination of employment, all of an executive officer’s unvested stock options, Restricted A Shares and restricted Class A common stock awards will vest, provided that stock options will only vest if the fair market value of the underlying Class A common shares exceed the exercise price of the awards.

Restrictive Covenants

The employment agreements with the Key Executive Officers contain covenants not to compete, or solicit customers or employees for (i) 24 months if the executive officer’s employment is terminated due to disability, by the Company without Cause or by the Key Executive Officer for Good Reason; (ii) six months if the Key Executive Officer resigns without good reason or retires (which increases to 12 months if we elect to pay the Key Executive Officer an additional one times salary and bonus); or (iii) six months in the case of termination for cause. The severance agreement with Ms. Hara contains similar covenants, except that the restriction period is 12 months or, following a change of control, 18 months.

Definitions

We define Cause as (i) the executive officer’s conviction of any felony (other than a violation of a motor vehicle or moving violation law) or conviction of a misdemeanor if such misdemeanor involves moral turpitude; or (ii) the executive officer’s voluntary engagement in conduct constituting larceny, embezzlement, conversion or any other act involving the misappropriation of funds in the course of the executive officer’s employment; or (iii) the willful refusal (following written notice) to carry out specific directions of the Board; or (iv) commission of any act of gross negligence or intentional misconduct in the performance or non-performance of the executive officer’s duties as an employee; or (v) any material breach of any material provision of any employment, severance or related agreement.

We define Good Reason as (i) the assignment to the executive officer of duties materially inconsistent with his or her position (including status, offices, titles, and reporting requirements), authority, duties or responsibilities, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities; or (ii) any failure by the Company to pay base salary and/or bonus; or (iii) requiring the executive officer to relocate to another office or location; or (iv) any termination by the Company of the executive officer’s employment in violation of an employment or severance agreement; or (v) any failure to obtain an express assumption of an employment or severance agreement by a successor.

Estimate of Incremental Potential Payments

The following tables set forth estimates of the payments and benefits each Named Executive Officers would receive upon a termination of employment on December 31, 2006. The amounts shown in respect of equity awards following a change in control would be payable whether or not the executive officer’s employment were terminated. In accordance with SEC rules, the potential payments were determined under the terms of the Company’s plans and arrangements as in effect on December 31, 2006. The tables do not include any previously vested equity awards or accrued benefits. Because the payments to be made to a Named Executive Officer depend on several factors, the actual amounts to be paid out upon a triggering event can only be determined at the time of the triggering event. The footnotes referenced in each table are presented after the last table.

Roger M. Boissonneault—Chief Executive Officer, President & Director

	Death ($)	Disability ($)	For Cause ($)	Voluntary Termination ($)	Termination without Cause or for Good Reason ($)	Termination without Cause or for Good Reason after Change of Control ($)
Cash Payments(1)	0	3,300,000	0	0	3,300,000	3,300,000
Time Vesting Shares(2)	1,612,803	1,612,803	383,544	383,544	1,612,803	5,300,578
Performance Based Shares(2)	1,612,803	1,612,803	383,545	383,545	1,612,803	5,300,585
Stock Options(2)	0	0	0	0	0	0
Welfare Benefit Continuation(3)	1,850	1,850	0	0	1,850	1,850
Excise Tax Gross-up(4)	n/a	n/a	n/a	n/a	n/a	0

Total Value of Incremental Benefits	$3,227,456	$6,527,456	$767,089	$767,089	$6,527,456	$13,903,013

Paul Herendeen—Executive Vice President & Chief Financial Officer

	Death ($)	Disability ($)	For Cause ($)	Voluntary Termination ($)	Termination without Cause or for Good Reason ($)	Termination without Cause or for Good Reason after Change of Control ($)
Cash Payments(1)	383,438	918,905	0	0	918,905	918,905
Time Vesting Shares(2)	538,365	538,365	171,636	171,636	538,365	2,372,010
Performance Based Shares(2)	538,365	538,365	171,636	171,636	538,365	2,372,010
Stock Options(2)	0	0	0	0	0	0
Welfare Benefit Continuation(3)	1,850	0	0	0	0	0
Excise Tax Gross-up(4)	n/a	n/a	n/a	n/a	n/a	2,003,220

Total Value of Incremental Benefits	$1,462,018	$1,995,635	$343,272	$343,272	$1,995,635	$7,666,144

W. Carl Reichel—President, Pharmaceuticals

	Death ($)	Disability ($)	For Cause ($)	Voluntary Termination ($)	Termination without Cause or for Good Reason ($)	Termination without Cause or for Good Reason after Change of Control ($)
Cash Payments(1)	409,020	1,268,156	0	0	1,268,156	1,268,156
Time Vesting Shares(2)	721,729	721,729	171,636	171,636	721,729	2,372,010
Performance Based Shares(2)	721,729	721,729	171,636	171,636	721,729	2,372,010
Stock Options(2)	0	0	0	0	0	0
Welfare Benefit Continuation(3)	1,850	0	0	0	0	0
Excise Tax Gross-up(4)	n/a	n/a	n/a	n/a	n/a	0

Total Value of Incremental Benefits	$1,854,329	$2,711,615	$343,272	$343,272	$2,711,615	$6,012,175

Anthony D. Bruno—Executive Vice President, Corporate Development

	Death ($)	Disability ($)	For Cause ($)	Voluntary Termination ($)	Termination without Cause or for Good Reason ($)	Termination without Cause or for Good Reason after Change of Control ($)
Cash Payments(1)	391,875	1,209,214	0	0	1,209,214	1,209,214
Time Vesting Shares(2)	721,729	721,729	171,636	171,636	721,729	2,372,010
Performance Based Shares(2)	721,729	721,729	171,636	171,636	721,729	2,372,010
Stock Options(2)	0	0	0	0	0	0
Welfare Benefit Continuation(3)	1,850	0	0	0	0	0
Excise Tax Gross-up(4)	n/a	n/a	n/a	n/a	n/a	0

Total Value of Incremental Benefits	$1,837,184	$2,652,673	$343,272	$343,272	$2,652,673	$5,953,233

Izumi Hara—Senior Vice President, General Counsel & Corporate Secretary

	Death ($)	Disability ($)	For Cause ($)	Voluntary Termination ($)	Termination without Cause or for Good Reason ($)	Termination without Cause or for Good Reason after Change of Control ($)
Cash Payments(1)	287,375	287,375	0	0	287,375	579,563
Time Vesting Shares(2)	157,498	157,498	37,455	37,455	157,498	517,628
Performance Based Shares(2)	157,498	157,498	37,455	37,455	157,498	517,628
Restricted Class A common shares(2)	27,559	27,559	15,300	15,300	27,559	211,446
Stock Options(2)	0	0	0	0	0	0
Welfare Benefit Continuation(3)	1,850	1,850	0	0	1,850	2,775
Excise Tax Gross-up(4)	n/a	n/a	n/a	n/a	n/a	0

Total Value of Incremental Benefits	$631,781	$631,781	$90,210	$90,210	$631,781	$1,829,040

(1)	Does not include optional payments to extend the non-competition period in the event of a voluntary termination. For Mr. Herendeen, the portion of payment attributable to bonus paid in the prior year is based on a pro-rated 2005 bonus for employment beginning on April 1, 2005.

(2)	Assumes the Company would exercise its right to repurchase unvested Time Vesting Shares, Performance Based Shares or restricted Class A common shares at $1 in the case of any termination not in connection with a change of control. Represents (i) the fair market value of unvested Time Vested Shares, Performance Based Shares and restricted Class A common shares that would vest upon death, disability, a termination without cause or for good reason, or a termination without cause or for good reason following a change of control, based on a December 29, 2006 stock price of $13.82 and (ii) the repurchase of any remaining unvested Time Vested Shares, Performance Based Shares or restricted Class A common shares for $1 upon death, disability, a termination for cause, a termination for good reason, a voluntary resignation, or a termination without cause. In the event of a change of control, the amounts shown represent the fair market value of all unvested Time Vesting Shares, Performance Based Shares and restricted Class A common shares that would vest upon such change of control. As of December 31, 2006, all stock options were out-of-the-money.

(3)	Represents the estimated cost to the Company of continuing health and welfare benefits.

(4)	This calculation is an estimate for proxy disclosure purposes only. Payments on an actual change of control may differ based on factors such as transaction price, timing of employment termination and payments, methodology for valuing stock options, changes in compensation, and reasonable compensation analyses. Assumptions used include:

•	Marginal federal, New Jersey state and FICA tax rates of 35%, 8.97% and 1.45%, respectively;

•	Stock options are assumed to be “rolled over” into acquirer options and are valued in accordance with Rev. Proc. 2003-68 and Q&A 24(c) of IRC Section 280G assuming full term to exercise;

•

We did not attribute any value to non-competition covenants or take the position that any part of the value of the performance contingent restricted shares was reasonable compensation for services prior to the change of control; and

•	Based on these assumptions, only the payments to Mr. Herendeen would require a gross-up payment.

Material Tax and Accounting Considerations

In designing its compensation programs, the Company takes into consideration the tax and accounting effect that each element will or may have on the Company, the executive officers and other employees as a group or dilutive effect to shareholders. The Company aims to keep the expense related to its compensation programs as a whole within certain affordability levels. The number and class of shares available under the Amended and Restated Equity Incentive Plan and/or subject to outstanding equity awards may also be adjusted by the Compensation Committee to prevent dilution or enlargement of rights in the event of various changes in the Company’s capitalization.

The Company has adopted the provisions of SFAS No. 123R. All share-based payments to employees, including grants of employee stock options and restricted shares are measured at fair value on the date of grant and recognized in the statement of operations as compensation expense over their vesting periods. For a description of assumptions used in calculating annual recognition of share based compensation, see “Note 12” to the Notes to Consolidated Financial Statements for the year ended December 31, 2006 included in the Company’s Annual Report on Form 10-K filed with the SEC on March 26, 2007.

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the company’s Chief Executive Officer and the four other most highly compensated executive officers. As a newly public company, we are eligible for special transition relief. The Company expects that future payments to each of our executive officers will generally comply with the rules of Section 162(m). However, maintaining tax deductibility will not be the sole consideration taken into account by the Compensation Committee in determining what compensation arrangements are in the best interests of the Company and its shareholders.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Relationships and Related Party Transactions between the Company and the Sponsors and their Affiliates

Sponsor Shareholders Agreement

On January 18, 2005, Warner Chilcott Limited, Warner Chilcott Holdings Company II, Limited and Warner Chilcott Holdings Company III, Limited, and certain of their respective shareholders (“Shareholders”), including the Sponsors, entered into a shareholders agreement (“Shareholders Agreement”) which was subsequently amended and restated on March 31, 2005. The Shareholders Agreement includes customary terms regarding the election of members of our boards of directors, matters requiring the consent of a specified majority of Shareholders, share transfer restrictions, rights of first offer, tag-along rights, drag-along rights and certain preemptive rights.

The Shareholders Agreement also provides for (i) customary demand registration rights following the six month anniversary of an initial public offering of Warner Chilcott Limited, which require Warner Chilcott Limited to effect registration of the Registrable Securities (as defined in the Shareholders Agreement) upon written request from Sponsors holding more than 10% of the then outstanding Registrable Securities, (ii) customary piggy-back registration rights and (iii) shelf demand registration rights at any time after the 12 month anniversary of an IPO of Warner Chilcott Limited when Warner Chilcott Limited becomes eligible to use a registration statement on Form S-3. As of March 31, 2007, the Company did not receive any request by a Sponsor holding 10% or more of the Registrable Securities. The Company expects to become shelf-registration eligible after the one year anniversary of the IPO.

In addition, under the Shareholders’ Agreement, each of Warner Chilcott Limited, Warner Chilcott Holdings Company II, Limited and Warner Chilcott Holdings Company III, Limited agreed to indemnify the Shareholders with respect to the Shareholders Agreement, including with respect to registrations made pursuant to the above-mentioned registration rights, and transactions to which any of the Warner Chilcott entities is a party or any other circumstances with respect to any of the Warner Chilcott entities, or the operations of or services provided by any of the Shareholders to any of the Warner Chilcott entities from time to time.

The Shareholders Agreement terminated upon the occurrence of the IPO of Warner Chilcott Limited on September 20, 2006, except with respect to registration rights, certain share transfer restrictions, indemnification and certain other provisions.

Advisory Services and Monitoring Agreement

On January 18, 2005, Warner Chilcott Corporation, Warner Chilcott Holdings Company III, Limited and Warner Chilcott Company, Inc. entered into a seven-year advisory services and monitoring agreement with each of the Sponsors (or their affiliates), pursuant to which the Sponsors (or their affiliates) provide us with business monitoring and transaction advisory services. The agreement called for the Company to pay the Sponsors (or their designees), collectively, an initial annual management fee of $5.0 million (the aggregate amount to be reduced if Sponsor ownership percentages are reduced below certain thresholds) and we were obligated to reimburse them for reasonable out-of-pocket expenses incurred in connection with the provision of such management services or the enforcement of remedies under the agreement.

In addition, each Sponsor (or its designee) received a fee of $12.5 million in connection with services provided by them related to, and payable upon the completion of, the Transactions, and Warner Chilcott Holdings Company III, Limited paid DLJ Merchant Banking III, Inc. (or its designees) a fee of $12.0 million in consideration of its original commitment amount of the total equity required to fund the Transactions at the time of the original announcement of the recommended offer by Warner Chilcott Acquisition Limited, then known as Waren Acquisition Limited, to acquire the entire issued capital stock of Warner Chilcott PLC.

Upon the consummation of the IPO on September 20, 2006, the advisory services and monitoring agreement was automatically terminated and we paid a termination fee of $27.4 million, which was equal to the net present value of the aggregate quarterly management fee that would have been payable to the Sponsors during the remainder of the term of the advisory services and monitoring agreement, calculated using the treasury rate of a ten-year treasury note on the date of such termination.

The advisory services and monitoring agreement also includes customary indemnification provisions in favor of the Sponsors and their affiliates.

Transactions with Management

Management Shareholders Agreement and Related Matters

Warner Chilcott Limited, Warner Chilcott Holdings Company II, Limited, Warner Chilcott Holdings Company III, Limited, the Sponsors and all of the executive officers listed above are parties to a management shareholders agreement dated as of March 28, 2005. The terms of this agreement, which has substantially similar terms as the Sponsor Shareholders Agreement, include (i) restrictions on transfer of the shares of Warner Chilcott Limited and Warner Chilcott Holdings Company II, Limited held by the executives or their permitted transferees, and (ii) various rights of the executive officers, including tag-along rights, drag-along rights, preemptive rights and piggyback registration rights. The tag-along rights, drag-along rights and preemptive rights terminated upon the IPO of Warner Chilcott Limited on September 20, 2006.

In addition, the agreement includes provisions regarding the rights of Warner Chilcott Limited to repurchase shares of an executive (whether held by the executive or his or her permitted transferees) if the executive’s employment terminates. In addition, as noted above, (i) all of the executive officers purchased shares of Warner Chilcott Limited and Warner Chilcott Holdings Company II, Limited, (ii) all of the executive officers (except Mr. Herendeen) were granted strips of equity securities, which included Class L common shares and Class A common shares of Warner Chilcott Limited and Preferred Shares of Warner Chilcott Holdings Company II, Limited (the “Strip Grants”) and (iii) under the Warner Chilcott Limited 2005 Equity Incentive Plan, all of the executive officers have been granted restricted Class A common shares of Warner Chilcott Limited and four executive officers were granted options to purchase Class A common shares of Warner Chilcott Limited.

In connection with the IPO of Warner Chilcott Limited, all of Warner Chilcott Limited’s outstanding Class L common shares converted to Class A common shares. In addition, all of the outstanding Preferred Shares either converted to Class A common shares of Warner Chilcott Limited or were redeemed.

The following table lists the interests of our Named Executive Officers resulting from these transactions on an “as converted” basis:

	Purchased Shares		Number of Shares Granted Pursuant to Strip Grants Class A Common Shares	Number of Class A Shares Granted in 2005 under the 2005 Equity Incentive Plan
Name and Position	Number of Shares Purchased Class A Common Shares	Total Price Paid
Roger M. Boissonneault Chief Executive Officer and President	433,943	$3,204,801	263,258	1,534,177

Paul Herendeen Executive Vice President and Chief Financial Officer	67,701	$500,000	—	686,544

W. Carl Reichel President, Pharmaceuticals	100,087	$739,181	117,808	686,544

Anthony D. Bruno Executive Vice President, Corporate Development	26,675	$197,011	117,808	686,544

Izumi Hara Senior Vice President, General Counsel and Corporate Secretary	41,993	$310,132	25,707	149,822

Historical Transactions with Warner Chilcott PLC’s Affiliates

Our executive officers who owned equity interests in Warner Chilcott PLC received the same consideration for their holdings in the Transactions as other Warner Chilcott PLC shareholders. At December 31, 2004, Roger M. Boissonneault owned ADSs representing 20,792 Warner Chilcott PLC ordinary shares, and options and share awards (at varying exercise prices) granted under several plans covering an aggregate of 572,253 shares. Certain members of management received payments in connection with the Transactions, some of which was invested in equity of our parent companies.

In December 2003, Warner Chilcott PLC sold the manufacturing facility of its PDMS business, which formed part of Warner Chilcott PLC’s contract manufacturing business, to a company controlled by Dr. Allen McClay, the founder, former President, former executive director of the Predecessor and one of its significant shareholders. As part of the agreement, the acquiring company entered into a supply agreement with Warner Chilcott PLC to manufacture, supply and distribute a number of Warner Chilcott PLC products for the U.K. and Irish markets. Warner Chilcott PLC received cash consideration of $36 million for the sale of this facility. On April 28, 2004, Warner Chilcott PLC sold to Nelag Limited, a company controlled by Dr. McClay, the companies, businesses and assets that comprised Warner Chilcott PLC’s UK pharmaceutical product sales and marketing business. Consideration for the sale was $71.8 million.

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Audit Committee currently consists of Mr. Abbrecht, Mr. Andress and Mr. Bloem and Mr. Andress is the chair. The Audit Committee has the responsibility and authority described in the Warner Chilcott Limited Audit Committee Charter, which has been approved by the Board of Directors. A copy of the Audit Committee Charter is available on the Company’s website at www.warnerchilcott.com under “Investor Relations” and “Corporate Governance.” The Board of Directors has determined that both Mr. Andress and Mr. Bloem meet the independence requirements set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended, and the applicable rules of NASDAQ and that Mr. Abbrecht, Mr. Andress and Mr. Bloem each qualify as an audit committee “financial expert” under the rules of the SEC. In accordance with the NASDAQ phase-in compliance rules, the Company intends to comply with the NASDAQ independent audit committee requirement that the Audit Committee consist of all independent members by the one year anniversary of the Company’s initial public offering.

The Audit Committee has: (i) reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2006 with management and the Company’s independent registered public accounting firm; (ii) discussed with PricewaterhouseCoopers LLP, the independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards 61 (Communication with Audit Committees), as modified or supplemented; (iii) received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and (iv) discussed with PricewaterhouseCoopers LLP the firm’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the SEC and the Board of Directors approved such inclusion.

The Audit Committee considered whether the provision of non-audit services by PricewaterhouseCoopers LLP was compatible with maintaining such firm’s independence. After reviewing the services provided by PricewaterhouseCoopers LLP, including all non-audit services, the Audit Committee, in accordance with its charter, authorized the selection, subject to shareholder approval, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company.

Respectfully submitted by the Audit Committee,

James G. Andress, Chair

Todd M. Abbrecht

James H. Bloem

INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected the firm of PricewaterhouseCoopers LLP, to serve as independent auditors for the year ending December 31, 2007. PricewaterhouseCoopers LLP has audited the Company’s financial statements since the Acquisition on January 5, 2005.

Fees Paid to PricewaterhouseCoopers LLP

The following table sets forth the aggregate fees paid to PricewaterhouseCoopers LLP for audit services rendered in connection with the Company’s consolidated financial statements, and reports for the year ended December 31, 2006 and the year ended December 31, 2005 and for other services rendered during the year ended December 31, 2006 and December 31, 2005 on behalf of the Company and its subsidiaries:

	Year Ended December 31, 2006	Year Ended December 31, 2005
Audit Fees	$1,532,841	$2,020,235
Audit-Related Fees	$1,458,798	$1,207,369
Tax Fees	$73,294	$173,927
All Other Fees	—	—

Total Fees	$3,064,933	$3,401,531

Audit Fees: Consists of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements, the review of the interim condensed consolidated financial statements included in quarterly reports, services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements and attest services, except those not required by statute or regulation.

Audit-Related Fees: Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services include auditing work on proposed transactions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees: Consists of tax compliance/preparation and other tax services. Tax compliance/preparation consists of fees billed for professional services related to international tax compliance and assistance with domestic and international tax return preparation. Other tax services consist of fees billed for other miscellaneous tax consulting.

Pre-approval of Audit and Permissible Non-audit Services of Independent Auditors

The Audit Committee pre-approves all audit and permissible non-audit services provided by PricewaterhouseCoopers LLP. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may also pre-approve particular services on a case-by-case basis and may delegate pre-approval authority to one or more Audit Committee members. If so delegated, such Audit Committee member must report any pre-approval decision by him to the Audit Committee at its first meeting after the pre-approval was obtained.

The Company became subject to the rules of the SEC regarding qualifications of accountants, including the pre-approval provisions, on September 20, 2006, the effective date of our registration statement relating to our IPO. Our indirect, wholly-owned subsidiary, Warner Chilcott Corporation, became subject to the rules of the SEC regarding qualifications of accountants, including the pre-approval provisions, on April 20, 2006, the effective date of its registration statement relating to the exchange offer to exchange outstanding unregistered notes for freely tradeable exchange notes that were registered under the Securities Act of 1933, as amended. Subsequent to Warner Chilcott Corporation becoming subject to the pre-approval provisions, all of the fees paid in 2006 in the above table were approved by the Audit Committee in conformity with its pre-approval process or pursuant to the SEC’s waiver of pre-approval provisions.

Other

In connection with the audits for the period ending December 31, 2006, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to refer to such disagreement in connection with their report.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, officers, and beneficial owners of more than 10% of the Company’s common shares (collectively, “Reporting Persons”), to file with the SEC initial reports of ownership and reports of changes in ownership of common shares of the Company. Such Reporting Persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Based on its review of the copies of such filings received by it with respect to the year ended December 31, 2006, the Company believes that all required persons complied with all Section 16(a) filing requirements except for failure to timely report on Form 3 for James G. Andress’ equity compensation of 533 stock options to purchase Class A common shares of the Company which was paid on November 9, 2006.

SHAREHOLDERS’ PROPOSALS

The Company’s Bye-laws establish an advance notice procedure with regard to certain matters, including shareholder proposals not included in the Company’s proxy statement or shareholder recommendations for nominees, to be brought before an annual meeting of shareholders. In accordance with our Bye-laws, in order to be properly brought before the year ended December 31, 2007 Annual Meeting, a shareholder’s notice of the matter the shareholder wishes to present must be delivered to Warner Chilcott Limited, Canon’s Court, 22 Victoria Street, Hamilton HM12, Bermuda, Attention: Corporate Secretary, not less than 120 days nor more than 150 days prior to the anniversary date on which the Company first mailed its proxy materials for the immediately preceding annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the shareholder proposing such matters. The Company’s Bye-laws require that shareholder recommendations for nominees to the Board must include the name of the nominee or nominees, a statement of the qualifications of the nominee and a consent signed by the nominee evidencing a willingness to serve as a Director, if elected. Any such proposal or nomination must also meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal or nomination to be eligible for inclusion in our year ended December 31, 2007 proxy statement. Therefore, to be presented at the Company’s year ended December 31, 2007 annual meeting, such a proposal or nomination must be received by the Company on or after November 27, 2007 but no later than December 27, 2007.

EXPENSES AND SOLICITATION

The cost of solicitation will be borne by the Company, and in addition to directly soliciting shareholders by mail, the Company may request brokers, dealers, banks, trustees or other nominees to solicit their customers who have stock of the Company registered in the name of the nominee and, if so, will reimburse such brokers, dealers, banks, trustees or other nominees for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some shareholders in person or by mail or telephone following the original solicitation. The Company may also, if appropriate, retain an independent proxy solicitation firm to assist the Company in soliciting proxies.

HOUSEHOLDING

Our Annual Report, including our audited financial statements for the year ended December 31, 2006, is being mailed to you along with this Proxy Statement. In order to reduce printing and postage costs, only one Annual Report or Proxy Statement, as applicable, will be mailed to multiple shareholders sharing an address unless the Company receives contrary instructions from one or more of the shareholders sharing an address. If your household has received only one Annual Report and one Proxy Statement, the Company will deliver promptly a separate copy of the Annual Report and the Proxy Statement to any shareholder who sends a written request to Warner Chilcott Limited, Canon’s Court, 22 Victoria Street, Hamilton HM12, Bermuda, Attention: Corporate Secretary. If your household is receiving multiple copies of the Company’s annual reports or proxy statements and you wish to request delivery of a single copy, you may send a written request to Warner Chilcott Limited, Canon’s Court, 22 Victoria Street, Hamilton HM12, Bermuda, Attention: Corporate Secretary.

OTHER BUSINESS

Management does not know of any other matters to be brought before the Annual Meeting except those set forth in the notice thereof. If other business is properly presented for consideration at the Annual Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters.

Even if you plan to attend the Annual Meeting in person, please sign, date and return the enclosed proxy promptly or vote in accordance with the instructions listed on the proxy card. A postage-paid return-addressed envelope is enclosed for your convenience. Your cooperation in giving this matter your immediate attention and in returning your proxies will be appreciated.

WHERE YOU CAN FIND MORE INFORMATION

We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC. These filings are not deemed to be incorporated by reference in this Proxy Statement. Statements contained in this Proxy Statement as to the contents of any contract or other document referred to are not necessarily complete and in each instance, if such contract or document is filed as an exhibit, reference is made to the copy of such contract or other document filed as an exhibit to the Annual Report, each statement being qualified in all respects by such reference. A copy of the Annual Report, including the exhibits and schedules thereto, may be read and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet website that contains reports, proxy statements and other information about issuers, like us, that file electronically with the SEC. The address of that site is http://www.sec.gov. We also maintain an Internet site at www.warnerchilcott.com. We make available on our internet website free of charge our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K as soon as practicable after we electronically file such reports with the SEC. Our website and the information contained therein or connected thereto shall not be deemed to be incorporated into this Proxy Statement.

UPON WRITTEN REQUEST TO WARNER CHILCOTT LIMITED, CANON’S COURT, 22 VICTORIA STREET, HAMILTON HM12, BERMUDA, ATTN: INVESTOR RELATIONS, WARNER

CHILCOTT LIMITED WILL MAIL WITHOUT CHARGE A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2006, INCLUDING OUR CONSOLIDATED FINANCIAL STATEMENTS, SCHEDULES AND LIST OF EXHIBITS. OUR ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE AT WWW.WARNERCHILCOTT.COM.

BY ORDER OF THE BOARD OF DIRECTORS

Izumi Hara

Senior Vice President, General Counsel and Corporate Secretary

Dated: April 25, 2007

Hamilton, Bermuda

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

WARNER CHILCOTT LIMITED

May 24, 2007

Please date, sign and mail this proxy card in the

postage-paid return-addressed envelope provided as soon as possible.

¯  Please detach along perforated line and mail in the envelope provided.  ¯

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE ELECTION OF ALL DIRECTOR NOMINEES AND

“FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
1. Election of Directors:			2. To approve the appointment of PricewaterhouseCoopers LLP as its fiscal year ending December 31, 2007 independent auditors of the Company and that the Board of Directors determine the remuneration.	☐	☐	☐

			3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.	☐	☐	☐
NOMINEES:

☐	FOR ALL NOMINEES	o John P. Connaughton o Stephen P. Murray o Steven C. Rattner

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

	INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●		This proxy is solicited on behalf of the Board of Directors of the Company. This proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted “FOR” the election of all of the Director nominees listed in proposal 1 and “FOR” proposal 2.

PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

WARNER CHILCOTT LIMITED

ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, MAY 24, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Roger M. Boissonneault, Izumi Hara and Paul Herendeen as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of common shares of Warner Chilcott Limited held of record by the undersigned on March 30, 2007, at the Annual General Meeting of Shareholders to be held at 11:00 a.m. (local time) at Grotto Bay Beach Resort, 11 Blue Hole Hill, Bailey’s Bay, CR04, Bermuda on Thursday, May 24, 2007, or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)